UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4997

Exact name of registrant as specified in charter:
Delaware Group Equity Funds V

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Small Cap Value Fund

November 30, 2007

Value equity mutual fund

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	10
> Statements of changes in net assets	11
> Financial highlights	12
> Notes to financial statements	17
> Report of independent registered public accounting firm	22
> Other Fund information	23
> Board of trustees/directors and officers addendum	24
> About the organization	26

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

Portfolio management review

Delaware Small Cap Value Fund

Dec. 11, 2007

The managers of Delaware Small Cap Value Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

Please discuss the investment climate during the last 12 months.

The investment climate during the past year was a difficult one for small-capitalization equity investors. Despite slowing economic growth and increased market volatility, U.S. equity markets delivered modest gains during the first half of the fiscal period. Much of these gains were diminished, however, as concerns over problems in the subprime mortgage market began to surface in late July and early August 2007.

Subprime mortgage delinquencies and foreclosures climbed to extraordinary levels during the period, forcing a number of mortgage lenders to file for bankruptcy. As signs of mismanagement and poor mortgage underwriting practices began to surface, investors lost confidence in the underlying loans, which triggered a market selloff. Many financial institutions with subprime exposure suffered significant losses; the impact of these casualties led to a credit crunch, in which banks became reticent to lend to each other or to businesses or consumers. Central banks around the globe lowered interest rates during the latter half of the period in an attempt to inject liquidity back into the banking system and ease investor concerns.

Within U.S. markets, negative performance was most pronounced among consumer-related and interest rate-sensitive sectors. Stocks of homebuilders, banks, mortgage companies, and real estate companies fared the worst. On the other hand, the healthcare and technology sectors, which were largely unscathed by the troubled credit and housing markets, turned in relatively strong performances for the period. Commodities also continued to perform well, as growing global demand for oil and gold (demand was particularly notable in China) kept commodity prices high.

These macroeconomic conditions contributed to a flight to safety during the latter half of the period. Investors broadly migrated toward large-cap growth stocks, boosting their performance and effectively putting an end to a seven-year run in which small-cap stocks outpaced large caps.

How did the Fund perform relative to its benchmark index and peer group for the one-year period ended Nov. 30, 2007?

Class A shares of Delaware Small Cap Value Fund returned -6.90% at net asset value and -12.25% at their maximum offer price (both figures reflect all distributions reinvested). During the same 12-month period, the Fund’s benchmark, the Russell 2000 Value Index, lost 8.22%, and its peer group as measured by the Lipper Small Cap Value Funds Average, returned -4.08% (source: Lipper). For the complete, annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

How did you manage the Fund over the past 12 months and what factors impacted performance?

We continued to extensively analyze companies within the small-capitalization universe in search of those with significant free cash flow. During the period, there were no fundamental changes made to our sector allocations. While the Fund turned in a positive performance during roughly the first half of the year, its gains were offset by significant market deterioration during the latter months of the period.

Despite a difficult year overall, the Fund performed slightly better than its benchmark index. We attribute its relative outperformance to successful stock selection. Specifically, we benefited from underweight positions versus the index in the market’s poorest performing sectors—REITs, financial services, and consumer cyclicals. In contrast, the Fund held overweight positions relative to the index in basic industries, healthcare, and technology, which were among the market’s strongest performing sectors.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Small Cap Value Fund

A healthy amount of merger and acquisition (M&A) activity took place during the first half of the fiscal year, and the Fund realized gains from the sale of several acquired holdings. The Fund benefited, for example, when holding IPSCO, a company that manufactures pipes for oil drilling, was acquired by SSAB, a leading Swedish steel producer. Williams Scotsman, a primary producer of mobile trailer parks for construction sites, benefited from its merger with Ristretto Group. In the financial arena, Fund holdings Ohio Casualty, a property casualty insurer, and First Republic Bank, a private bank and wealth management company, were also acquisition targets. A pronounced slowdown in the pace of M&A activity began during the summer months, stemming from heightened uncertainty and tighter credit policies among lenders.

Which stocks detracted from Fund returns?

Stress in the credit markets, coupled with slower growth, led to broadly disappointing performance among REITs during the period. Performance within the Fund was no exception as the Fund was most challenged by exposure to the sectors that were heavily impacted by the increasingly troubled credit markets. For example, Brandywine Realty Trust, a suburban office properties manager, failed to meet the expectations we had set for its stock; Brandywine Realty is one of many REITs that generated disappointing returns during the fiscal year period. We maintained our position, though, based on our belief that the company offers attractive dividend yields and strong long-term fundamentals.

Shares of Spokane, Washington-based commercial bank Sterling Financial also detracted from Fund returns. Sterling Financial’s stock dropped amid concerns about its loan exposure in the wake of the subprime crisis. We maintained the Fund’s holding in Sterling, however, because we believed that Sterling’s valuation continued to look attractive. Fund holding Provident Bancshares also was negatively impacted by credit woes. Despite an unfavorable environment, however, we believe that the company should recover. We also maintained the Fund’s position in this stock.

Within the consumer cyclicals sector, housing stocks continued to crumble. Fund holdings in homebuilders Beazer Homes USA and WCI Communities failed to meet our expectations. We exited both securities during the summer of 2007.

Also among consumer holdings, book retailer Borders reported earnings below expectations. The company had repurchased stock during the period and sold overseas assets in order to effectively focus on its chain of retail stores in the United States. Despite disappointing sales, we have not sold our position because we believe that the company’s slowdown in sales is temporary and that Borders could be well-positioned for a recovery.

Which stocks contributed notably to Fund performance during the period?

Despite many disappointments, the Fund had several noteworthy holdings. FMC, a leading manufacturer of agricultural, specialty, and industrial chemicals, delivered strong returns. The company’s stock was boosted by a healthy global agricultural cycle as well as its successful execution of debt-reduction measures and balance sheet management. The Fund owned this security at the close of the fiscal year. In the technology sector, the portfolio also benefited from strong earnings in communications network provider Commscope. Commscope’s stock price exceeded our expectations, and we sold the stock at a profit following the company’s announcement that it planned to acquire Andrew Corp. We believed that such a deal did not offer long-term value.

Fund holdings within the healthcare sector also contributed positively to Fund performance. Our position in Service Corporation International, the nation’s largest provider of funeral, cremation, and cemetery services, generated strong returns. Late in the fiscal year, we reduced our position in this holding in an attempt to take profits. Pediatrix Medical Group was another notable performer in this sector. Pediatrix provides treatment for high-risk pregnancies, premature infants, and critically ill newborns and children.

How did you position the portfolio at period end?

During the last few months of the fiscal year, we began to trim our overweight position relative to the index in basic industries. Given expectations for further deterioration in the credit markets, we planned to continue to closely monitor our weightings in other economically sensitive sectors such as consumer discretionary and financials.

Despite a challenging year for small-cap stocks, we do not plan to alter our investment strategy and will continue to focus on small companies generating strong cash flows that we believe can deliver positive long-term value through stock repurchase, dividend growth, and debt reduction.

Performance summary

Delaware Small Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	-6.90%	+14.29%	+8.45%	+12.54%
Including sales charge	-12.25%	+12.95%	+7.81%	+12.22%

Class B (Est. Sept. 6, 1994)
Excluding sales charge	-7.59%	+13.48%	+7.84%	+10.97%
Including sales charge	-10.97%	+13.20%	+7.84%	+10.97%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	-7.56%	+13.48%	+7.70%	+10.73%
Including sales charge	-8.41%	+13.48%	+7.70%	+10.73%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The Fund’s net expense ratios for Class A, B, C, and R shares are 1.38%, 2.13%, 2.13%, and 1.63%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, and R shares would have been 1.43%, 2.13%, 2.13%, and 1.73%, respectively. The total annual fund operating expenses for Institutional Class shares are 1.13%.

The average annual total returns for the 1-year and lifetime (since June 2, 2003) periods ended Nov. 30, 2007, for Delaware Small Cap Value Fund Class R shares were -7.11% and 13.19%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through March 31, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 24, 1987) periods ended Nov. 30, 2007, for Delaware Small Cap Value Fund Institutional Class shares were -6.65%, 14.62%, 8.78%, and 12.79%, respectively.

Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks capital appreciation.

Total Fund net assets
$589 million

Number of holdings
104

Fund start date
June 24, 1987

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class B	DEVBX	246097307
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

Performance of a $10,000 Investment
Nov. 30, 1997, through Nov. 30, 2007

	Starting value (Nov. 30, 1997)	Ending value (Nov. 30, 2007)
Russell 2000 Value Index	$10,000	$24,819
Delaware Small Cap Value Fund — Class A Shares	$9,425	$21,213

The chart assumes $10,000 invested in the Fund on Nov. 30, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 1997. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the stocks of 2,000 small U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company.

Disclosure of Fund expenses

For the period June 1, 2007 to November 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 to November 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect for Class A and Class R. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratios	11/30/07*
Actual Fund Return
Class A	$1,000.00	$847.00	1.38%	$ 6.39
Class B	1,000.00	843.90	2.13%	9.85
Class C	1,000.00	844.00	2.13%	9.85
Class R	1,000.00	846.10	1.63%	7.54
Institutional Class	1,000.00	848.10	1.13%	5.24
With Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.38%	$ 6.98
Class B	1,000.00	1,014.39	2.13%	10.76
Class C	1,000.00	1,014.39	2.13%	10.76
Class R	1,000.00	1,016.90	1.63%	8.24
Institutional Class	1,000.00	1,019.40	1.13%	5.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings

Delaware Small Cap Value Fund

As of November 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	99.40%
Basic Industry	11.47%
Business Services	2.81%
Capital Spending	8.72%
Consumer Cyclical	0.88%
Consumer Services	12.25%
Consumer Staples	2.59%
Energy	7.36%
Financial Services	20.08%
Health Care	7.22%
Real Estate	4.03%
Technology	14.09%
Transportation	4.40%
Utilities	3.50%
Securities Lending Collateral	25.34%
Total Value of Securities	124.74%
Obligation to Return Securities Lending Collateral	(25.34% )
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Whiting Petroleum	2.04%
Kirby	1.80%
Bank of Hawaii	1.75%
Brink’s	1.72%
FMC	1.65%
Crown Holdings	1.65%
Quanex	1.57%
Platinum Underwriters Holdings	1.57%
Newfield Exploration	1.55%
Albemarle	1.54%

Statement of net assets

Delaware Small Cap Value Fund

November 30, 2007

	Number of
	Shares	Value
Common Stock – 99.40%
Basic Industry – 11.47%
*AbitibiBowater	145,964	$3,278,351
*Albemarle	204,800	9,039,872
*Arch Coal	113,300	4,289,538
†Crown Holdings	377,700	9,691,782
Cytec Industries	115,200	7,066,368
FMC	177,200	9,696,385
*†Griffon	116,560	1,505,955
Hercules	174,900	3,394,809
*Quanex	184,700	9,242,388
*Texas Industries	75,000	5,203,500
†Trimas	71,500	793,650
*Valspar	191,200	4,309,648
		67,512,246
Business Services – 2.81%
Brink’s	158,700	10,153,626
*†United Stationers	125,759	6,370,951
		16,524,577
Capital Spending – 8.72%
*Actuant Class A	272,300	8,623,741
†Casella Waste Systems	151,000	2,260,470
†Gardner Denver	181,100	5,996,221
*Harsco	130,300	7,827,121
*Insteel Industries	182,600	2,076,162
*Mueller Industries	138,200	4,177,786
*Mueller Water Products Class B	167,888	1,680,559
Timken	168,100	5,360,709
*Wabtec	223,600	7,588,984
*Walter Industries	164,900	5,720,381
		51,312,134
Consumer Cyclical – 0.88%
*MDC Holdings	146,800	5,195,252
		5,195,252
Consumer Services – 12.25%
*Belo Class A	203,700	3,373,272
*Borders Group	311,600	3,898,116
*Cato Class A	338,000	5,090,280
*†CEC Entertainment	171,100	4,876,350
*†Dollar Tree Stores	209,200	5,995,672
*Men’s Wearhouse	150,500	5,195,260
*Meredith	124,200	6,837,210
*PETsMART	166,500	4,741,920
*Ross Stores	232,800	6,141,264
*Ruby Tuesday	219,500	2,877,645
*Stage Stores	298,850	5,056,542
*Thor Industries	109,300	3,852,825
*†Warnaco Group	103,100	3,804,390
*Wolverine World Wide	219,350	5,433,300
*†Zale	277,100	4,957,319
		72,131,365
Consumer Staples – 2.59%
American Greetings Class A	205,900	4,789,234
*†Constellation Brands Class A	238,800	5,623,740
Del Monte Foods	547,800	4,820,640
		15,233,614
Energy – 7.36%
*†Grey Wolf	652,600	3,315,208
*†Hercules Offshore	215,176	5,381,552
*†Newfield Exploration	182,800	9,112,580
Southwest Gas	197,800	5,720,376
*†W-H Energy Services	154,200	7,787,100
†Whiting Petroleum	228,300	12,035,976
		43,352,792
Financial Services – 20.08%
*Bank of Hawaii	197,700	10,294,238
*BankUnited Financial Class A	261,800	2,089,164
Berkley (W.R.)	271,600	8,305,528
*Boston Private Financial Holdings	292,600	8,058,204
*Colonial BancGroup	437,900	6,971,368
*East West Bancorp	183,500	4,945,325
*First Midwest Bancorp	152,900	4,999,830
*Hancock Holding	122,400	4,799,304
*Harleysville Group	166,800	5,838,000
*Independent Bank	113,400	3,281,796
Infinity Property & Casualty	141,800	5,542,962
*NBT Bancorp	142,100	3,542,553
Platinum Underwriters Holdings	254,000	9,225,280
Protective Life	164,900	6,823,562
*Provident Bankshares	223,300	5,236,385
*Selective Insurance Group	367,700	8,674,043
StanCorp Financial Group	164,000	8,542,760
*Sterling Bancshares	461,500	5,694,910
*Sterling Financial	299,368	5,367,668
		118,232,880
Health Care – 7.22%
*†AMERIGROUP	184,600	6,344,702
*Owens & Minor	218,600	8,584,422
*†Pediatrix Medical Group	107,700	6,963,882
*Service Corp International	580,700	7,711,696
*STERIS	261,200	7,303,152
*Universal Health Services Class B	110,400	5,624,880
		42,532,734
Real Estate – 4.03%
*Ashford Hospitality Trust	367,600	2,845,224
*Brandywine Realty Trust	292,937	6,005,209
*Education Realty Trust	203,400	2,438,766
*Highwoods Properties	168,900	5,359,197
*Washington Real Estate
Investment Trust	220,100	7,052,004
		23,700,400

	Number of
	Shares	Value
Common Stock (continued)
Technology – 14.09%
†Bell Microproducts	346,300	$1,939,280
*†Brocade Communications Systems	507,100	3,696,759
*†Checkpoint Systems	253,100	6,013,656
†Cirrus Logic	703,700	4,011,090
†Compuware	878,800	7,258,888
*†Emulex	373,200	6,251,100
*†Entegris	431,000	3,732,460
*†Insight Enterprises	225,300	4,463,193
*†Parametric Technology	471,700	7,877,389
*†Premiere Global Services	325,150	4,480,567
*QAD	237,400	2,020,274
*†Sybase	237,200	6,081,808
*†Sykes Enterprises	358,200	6,612,372
*†Syniverse Holdings	250,700	3,915,934
†Synopsys	303,200	7,461,752
*†Vishay Intertechnology	569,500	7,113,055
		82,929,577
Transportation – 4.40%
*Alexander & Baldwin	173,400	8,909,292
*†Kirby	220,200	10,585,014
*†Saia	103,600	1,350,944
*SkyWest	193,000	5,077,830
		25,923,080
Utilities – 3.50%
*Black Hills	86,500	3,603,590
*†El Paso Electric	269,500	6,928,845
*FairPoint Communications	158,600	2,366,312
*Otter Tail	124,800	4,182,048
*PNM Resources	157,800	3,500,004
		20,580,799
Total Common Stock
(cost $486,718,178)		585,161,450

Total Value of Securities Before
Securities Lending Collateral – 99.40%
(cost $486,718,178)		585,161,450

Securities Lending Collateral** – 25.34%
Investment Companies
Mellon GSL DBT II Collateral Fund	149,183,031	149,183,031
Total Securities Lending Collateral
(cost $149,183,031)		149,183,031

Total Value of Securities – 124.74%
(cost $635,901,209)		734,344,481	©
Obligation to Return Securities
Lending Collateral** – (25.34%)		(149,183,031)
Receivables and Other Assets
Net of Liabilities – 0.60%		3,513,985
Net Assets Applicable to 16,740,605
Shares Outstanding – 100.00%		$588,675,435
Net Asset Value – Delaware Small Cap Value Fund
Class A ($389,129,378 / 10,808,303 Shares)		$36.00
Net Asset Value – Delaware Small Cap Value Fund
Class B ($54,683,621 / 1,664,043 Shares)		$32.86
Net Asset Value – Delaware Small Cap Value Fund
Class C ($97,428,467 / 2,966,237 Shares)		$32.85
Net Asset Value – Delaware Small Cap Value Fund
Class R ($21,125,781 / 594,659 Shares)		$35.53
Net Asset Value – Delaware Small Cap Value Fund
Institutional Class ($26,308,188 / 707,363 Shares)		$37.19

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$435,118,877
Accumulated net realized gain on investments		55,113,286
Net unrealized appreciation of investments		98,443,272
Total net assets		$588,675,435

†	Non-income producing security for the year ended November 30, 2007.

*	Fully or partially on loan.

**	See Note 8 in “Notes to Financial Statements.”

©	Includes $143,002,279 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Value Fund
Net asset value Class A (A)	$36.00
Sales charge (5.75% of offering price) (B)	2.20
Offering price	$38.20

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations

Delaware Small Cap Value Fund

Year Ended November 30, 2007

Investment Income:
Dividends	$8,396,670
Interest	455,750
Securities lending income	365,028
Foreign tax withheld	(4,589)	$9,212,859

Expenses:
Management fees	5,409,180
Distribution expenses – Class A	1,417,396
Distribution expenses – Class B	768,385
Distribution expenses – Class C	1,290,825
Distribution expenses – Class R	145,011
Dividend disbursing and transfer agent fees and expenses	2,081,480
Accounting and administration expenses	294,779
Reports and statements to shareholders	171,055
Legal and professional fees	90,754
Registration fees	87,192
Audit and tax fees	48,478
Trustees’ fees and benefits	35,673
Insurance fees	15,787
Consulting fees	12,710
Custodian fees	11,912
Taxes (other than taxes on income)	6,694
Dues and services	5,755
Trustees’ expenses	4,274
Pricing fees	2,944	11,900,284
Less waiver of distribution expenses – Class A		(236,233)
Less waiver of distribution expenses – Class R		(24,168)
Less expenses paid indirectly		(5,107)
Total expenses		11,634,776
Net Investment Loss		(2,421,917)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain on:
Investments		56,029,476
Foreign currencies		45
Net realized gain		56,029,521
Net change in unrealized appreciation/depreciation of investments		(97,258,265)
Net Realized and Unrealized Loss on Investments		(41,228,744)

Net Decrease in Net Assets Resulting from Operations		$(43,650,661)

See accompanying notes

Statements of changes in net assets

Delaware Small Cap Value Fund

	Year Ended
	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,421,917)	$(2,607,853)
Net realized gain on investments and foreign currencies	56,029,521	65,387,672
Net change in unrealized appreciation/depreciation of investments	(97,258,265)	48,589,690
Net increase (decrease) in net assets resulting from operations	(43,650,661)	111,369,509

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(38,697,231)	(32,439,821)
Class B	(7,487,846)	(8,943,393)
Class C	(12,118,767)	(10,293,335)
Class R	(1,670,691)	(867,999)
Institutional Class	(2,825,209)	(2,440,490)
	(62,799,744)	(54,985,038)

Capital Share Transactions:
Proceeds from shares sold:
Class A	58,097,755	125,942,610
Class B	1,197,141	6,039,544
Class C	6,957,838	32,923,286
Class R	15,645,466	12,295,960
Institutional Class	7,208,827	13,937,387

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	36,524,727	30,500,487
Class B	6,972,418	8,309,204
Class C	11,396,318	9,675,322
Class R	1,670,616	865,472
Institutional Class	2,798,205	2,425,287
	148,469,311	242,914,559
Cost of shares repurchased:
Class A	(131,609,980)	(109,663,657)
Class B	(36,484,190)	(36,107,010)
Class C	(46,345,644)	(26,385,778)
Class R	(13,383,734)	(4,587,529)
Institutional Class	(16,190,231)	(13,595,454)
	(244,013,779)	(190,339,428)
Increase (decrease) in net assets derived from capital share transactions	(95,544,468)	52,575,131
Net Increase (Decrease) in Net Assets	(201,994,873)	108,959,602

Net Assets:
Beginning of year	790,670,308	681,710,706
End of year (there was no undistributed net investment income at either year end)	$588,675,435	$790,670,308

See accompanying notes

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$41.970	$39.110	$39.640	$35.220	$27.120

Income (loss) from investment operations:
Net investment loss[1]	(0.050)	(0.047)	(0.075)	(0.105)	(0.136)
Net realized and unrealized gain (loss) on investments	(2.647)	5.960	4.170	6.879	9.079
Total from investment operations	(2.697)	5.913	4.095	6.774	8.943

Less dividends and distributions:
From net realized gain on investments	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)
Total dividends and distributions	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)

Net asset value, end of period	$36.000	$41.970	$39.110	$39.640	$35.220

Total return[2]	(6.90% )	16.26%	11.42%	20.52%	34.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$389,129	$493,193	$409,567	$270,332	$240,322
Ratio of expenses to average net assets	1.37%	1.41%	1.44%	1.54%	1.63%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.42%	1.44%	1.44%	1.54%	1.63%
Ratio of net investment loss to average net assets	(0.12% )	(0.12% )	(0.20% )	(0.30% )	(0.47% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.17% )	(0.15% )	(0.20% )	(0.30% )	(0.47% )
Portfolio turnover	23%	36%	33%	35%	42%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Small Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$38.860	$36.690	$37.690	$33.820	$26.260

Income (loss) from investment operations:
Net investment loss[1]	(0.314)	(0.306)	(0.311)	(0.334)	(0.327)
Net realized and unrealized gain (loss) on investments	(2.413)	5.529	3.936	6.558	8.730
Total from investment operations	(2.727)	5.223	3.625	6.224	8.403

Less dividends and distributions from:
Net realized gain on investments	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)
Total dividends and distributions	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)

Net asset value, end of period	$32.860	$38.860	$36.690	$37.690	$33.820

Total return[2]	(7.59% )	15.38%	10.68%	19.69%	33.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,684	$94,495	$110,684	$111,348	$107,136
Ratio of expenses to average net assets	2.12%	2.14%	2.14%	2.24%	2.33%
Ratio of net investment loss to average net assets	(0.87% )	(0.85% )	(0.90% )	(1.00% )	(1.17% )
Portfolio turnover	23%	36%	33%	35%	42%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

(continues)     13

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$38.840	$36.670	$37.680	$33.810	$26.250

Income (loss) from investment operations:
Net investment loss[1]	(0.314)	(0.306)	(0.313)	(0.333)	(0.326)
Net realized and unrealized gain (loss) on investments	(2.403)	5.529	3.928	6.557	8.729
Total from investment operations	(2.717)	5.223	3.615	6.224	8.403

Less dividends and distributions from:
Net realized gain on investments	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)
Total dividends and distributions	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)

Net asset value, end of period	$32.850	$38.840	$36.670	$37.680	$33.810

Total return[2]	(7.56% )	15.39%	10.65%	19.69%	33.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,428	$145,385	$119,968	$66,313	$48,453
Ratio of expenses to average net assets	2.12%	2.14%	2.14%	2.24%	2.33%
Ratio of net investment loss to average net assets	(0.87% )	(0.85% )	(0.90% )	(1.00% )	(1.17% )
Portfolio turnover	23%	36%	33%	35%	42%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$41.550	$38.840	$39.480	$35.190	$29.000

Income (loss) from investment operations:
Net investment loss[2]	(0.146)	(0.138)	(0.169)	(0.209)	(0.160)
Net realized and unrealized gain (loss) on investments	(2.601)	5.901	4.154	6.853	6.350
Total from investment operations	(2.747)	5.763	3.985	6.644	6.190

Less dividends and distributions from:
Net realized gain on investments	(3.273)	(3.053)	(4.625)	(2.354)	—
Total dividends and distributions	(3.273)	(3.053)	(4.625)	(2.354)	—

Net asset value, end of period	$35.530	$41.550	$38.840	$39.480	$35.190

Total return[3]	(7.11% )	15.97%	11.15%	20.15%	21.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,126	$20,564	$10,574	$4,539	$1,740
Ratio of expenses to average net assets	1.62%	1.64%	1.70%	1.84%	1.97%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.72%	1.74%	1.74%	1.84%	1.97%
Ratio of net investment loss to average net assets	(0.37% )	(0.35% )	(0.46% )	(0.60% )	(0.97%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.47% )	(0.45% )	(0.50% )	(0.60% )	(0.97%	)
Portfolio turnover	23%	36%	33%	35%	42%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

[4] The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     15

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$43.140	$40.020	$40.350	$35.700	$27.400

Income (loss) from investment operations:
Net investment income (loss)[1]	0.049	0.058	0.036	—	(0.050)
Net realized and unrealized gain (loss) on investments	(2.726)	6.115	4.259	7.004	9.193
Total from investment operations	(2.677)	6.173	4.295	7.004	9.143

Less dividends and distributions:
From net realized gain on investments	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)
Total dividends and distributions	(3.273)	(3.053)	(4.625)	(2.354)	(0.843)

Net asset value, end of period	$37.190	$43.140	$40.020	$40.350	$35.700

Total return[2]	(6.65% )	16.56%	11.77%	20.88%	34.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,308	$37,033	$30,918	$23,731	$33,387
Ratio of expenses to average net assets	1.12%	1.14%	1.14%	1.24%	1.33%
Ratio of net investment income (loss) to average net assets	0.13%	0.15%	0.10%	—	(0.17% )
Portfolio turnover	23%	36%	33%	35%	42%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes to financial statements

Delaware Small Cap Value Fund

November 30, 2007

Delaware Group Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of up to 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2007, the Fund held no investments in repurchase agreeements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(continues)     17

Notes to financial statements

Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $502 for the year ended November 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended November 30, 2007, the Fund was charged $ 257,737 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2008, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$367,143
Dividend disbursing, transfer agent fees
and other expenses payable to DSC	173,425
Distribution fees payable to DDLP	218,398
Other expenses payable to DMC and affiliates*	15,631

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal, and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended November 30, 2007, the Fund was charged $37,257 for internal legal and tax services provided by DMC and/or its affiliates employees.

For the year ended November 30, 2007, DDLP earned $22,763 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2007, DDLP received gross CDSC of $2,121, $110,332 and $8,364 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustee’s fees and benefits include expenses accrued by the Fund for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2007, the Fund made purchases of $165,462,095 and sales of $310,986,130 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $636,026,647. At November 30, 2007, net unrealized appreciation was $98,317,834 of which $140,899,013 related to unrealized appreciation of investments and $42,581,179 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Year Ended
	11/30/07	11/30/06
Ordinary income	$14,551,917	$5,424,775
Long-term capital gain	48,247,827	49,560,263
Total	$62,799,744	$54,985,038

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$435,118,877
Undistributed long-term capital gains	55,238,724
Unrealized appreciation of investments	98,317,834
Net assets	$588,675,435

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Fund recorded the following reclassifications.

Accumulated net investment loss	$2,421,917
Accumulated net realized gain	(801,206)
Paid-in capital	(1,620,711)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/07	11/30/06
Shares sold:
Class A	1,463,749	3,248,371
Class B	32,759	167,238
Class C	192,771	913,427
Class R	397,624	317,280
Institutional Class	177,796	352,145

Shares issued upon reinvestment of
dividends and distributions:
Class A	952,637	832,528
Class B	197,855	243,243
Class C	323,483	283,381
Class R	44,056	23,806
Institutional Class	70,822	64,569
	3,853,552	6,445,988
Shares repurchased:
Class A	(3,360,466)	(2,799,853)
Class B	(998,258)	(995,799)
Class C	(1,292,964)	(725,220)
Class R	(341,947)	(118,418)
Institutional Class	(399,673)	(330,803)
	(6,393,308)	(4,970,093)
Net increase (decrease)	(2,539,756)	1,475,895

For the years ended November 30, 2007 and 2006, 357,349 Class B shares were converted to 328,289 Class A shares valued at $13,268,291 and 413,129 Class B shares were converted to 384,420 Class A shares valued at $14,931,874, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2007, or at any time during the year then ended.

(continues)     19

Notes to financial statements

Delaware Small Cap Value Fund

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan was $143,002,279, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of November 30, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Termination of New Share Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

12. Change in Custodian

On August 2, 2007, Mellon Bank, One Mellon Center, Pittsburgh, PA 15258, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends(1)
77%	23%	100%	7%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,453,382 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V – Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware Small Cap Value Fund

Fund management

Christopher S. Beck, CFA
Senior Vice President, Senior Portfolio Manager

Christopher S. Beck leads the firm’s Small/Mid-Cap Value team. Prior to joining Delaware Investments in 1997, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of The CFA Society of Philadelphia.

Michael E. Hughes, CFA
Vice President, Senior Equity Analyst

Michael E. Hughes is responsible for the analysis, purchase, and sale recommendations of consumer staples, healthcare, and technology securities for the firm’s Small-Cap Value and Mid-Cap Value portfolios. Prior to joining Delaware Investments in 2002, Hughes was a vice president of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford. He received a bachelor’s degree in finance from Siena College and an MBA from Vanderbilt University.

Kent P. Madden, CFA
Equity Analyst

Kent P. Madden is responsible for equity research of consumer services, consumer cyclicals, transportation, and business services stocks for the firm’s Small-Cap Value and Mid-Cap Value portfolios. Prior to joining Delaware Investments in 2004, he was an equity analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor’s degree in economics from DePauw University and an MBA from the University of Chicago.

Kelley A. McKee, CFA
Equity Analyst

Kelley A. McKee joined Delaware Investments in July 2005 as an equity analyst for the firm’s Small-Cap Value and Mid-Cap Value portfolios, where she assists the portfolio manager with financial modeling and coverage of various sectors. For the three years prior, she participated in Lincoln Financial Group’s rotational Professional Development Program. McKee earned a bachelor’s degree in finance from Georgetown University.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

24

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

25

About the organization

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

26

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

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  Simplified tax processing — Automatically retrieve your Delaware Investments accounts’ 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax® OnlineSM and Desktop software — www.turbotax.com.

  Less mail clutter — Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2585)	Printed in the USA
AR-021 [11/07] CGI 1/08	MF-07-12-019 PO12523

Annual Report	Delaware
Small Cap Core Fund

November 30, 2007

                                          Core equity mutual fund

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	11
> Statements of changes in net assets	12
> Financial highlights	13
> Notes to financial statements	17
> Report of independent registered public accounting firm	21
> Other Fund information	22
> Board of trustees/directors and officers addendum	23
> About the organization	25

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.
© 2008 Delaware Distributors, L.P.

Portfolio management review

Delaware Small Cap Core Fund

Dec. 11, 2007

The managers of Delaware Small Cap Core Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

How did the Fund perform over the last year?

Class A shares of Delaware Small Cap Core Fund returned -3.62% at net asset value and -9.13% at the maximum offer price (both figures represent all dividends reinvested). The Fund’s benchmark, the Russell 2000 Index, returned -1.17%, while the Fund’s peer group, the Lipper Small-Cap Core Funds Average, returned -0.11% (source: Lipper). Please see page 4 for a complete performance summary and disclosure.

Please discuss the investment environment during the period.

After several years of strong performance, small-capitalization stocks endured a challenging year. Early in the Fund’s fiscal period, the macroeconomic environment was marked by a weak dollar, higher energy prices, and rising import costs — all historically negative factors for small-cap stocks.

Equity markets experienced a brief but sharp correction in late February and early March, as investors around the globe came to terms with weaker-than-expected economic data in the United States and increasing signs of trouble in the subprime mortgage market. Subprime mortgages are loans made to low income borrowers with blemished credit histories. Mortgage defaults spiked during the year as many adjustable-rate home loans were increased from their initially low interest rate. Problems in the subprime market had negative repercussions for the economy and for virtually all equity markets, regardless of market capitalization.

During the summer months, investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. In mid-July, for example, the markets were rattled as the number of financial institutions with mortgage-debt write-offs escalated. Growing unease from the resulting credit squeeze and real estate slump fueled market-wide selloffs, particularly within the financial sector. But the fallout from the subprime crisis spread globally, notably impacting the consumer sectors, among other areas.

Within this environment, market fundamentals shifted in favor of large-cap stocks and away from their small-cap counterparts. The relative resurgence in large-cap stocks reflected investors’ growing concern about the U.S. economy and their appetite for global revenue diversification.

What factors influenced Fund performance?

Throughout the year, we sought to identify companies with strong balance sheets and healthy cash flow. We held an overweight position versus the Russell 2000 Index in technology over the fiscal year as this sector continued to boast strong growth rates driven by favorable product cycles and international exposure. We also held a significant position in healthcare, which continues to benefit from positive secular trends, such as aging populations.

As the year progressed, we anticipated that the economy would continue to slow and remained cautiously optimistic through the end of the period. The Fund’s underweight position in consumer discretionary stocks compared to the benchmark reflected our view that discretionary spending would face headwinds as rising energy prices, falling home values, and increased economic uncertainty weighed on consumer sentiment.

Can you discuss your investment process? How do you go about finding what you believe are the best available small-cap stocks?

We employ a rigorous approach and dynamic process to identify promising opportunities in the market. We begin with a quantitative screen that ranks the entire universe of small-cap stocks (or those in the Russell 2000 Index) on a sector level and at the universe level. These rankings, which are used to determine the relative attractiveness of a stock versus the Russell 2000, are assigned based on a variety of factors: valuation (using both traditional financial ratio analysis and present value calculations),

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Small Cap Core Fund

expectations (based on earnings revisions and price momentum), and quality (such as cash flow analysis and share repurchases).

The rankings generated by the quantitative model are used to narrow down the investment universe to a manageable range of names on which we perform fundamental research. When performing fundamental analysis, we fully evaluate a company’s financial statements and products, and identify catalysts that we believe should move the stock higher (i.e. pricing power, industry position, technological advantage, etc.). We are able to add the most value through this step in the investment process due to the forward-looking nature of the analysis.

While the first two steps focus on idea generation, the third step in the investment process involves the construction of the portfolio. We aim to ensure that stock selection is the key driver behind Fund performance while minimizing the impact of any unintended risks within the portfolio.

The last step of the process involves our sell discipline. We will reduce or sell a stock if the company grows beyond the market cap limit of the Russell 2000 Index or if it experiences a breakdown in the quantitative model. Additionally, we will reduce or sell a stock if the fundamental thesis or catalyst no longer exists, or if the stock achieves the fundamental target we determine for its price.

Which holdings failed to meet your expectations?

Repercussions from the subprime mortgage crisis affected companies throughout the financials sector. Within the Fund, private mortgage insurance provider Triad Guaranty detracted from returns. Triad was affected by investor concern that claims payouts would increase in the wake of rising mortgage defaults. Despite our belief that the company could survive the downturn in the mortgage market, we exited our position completely as we became concerned that negative market sentiment would continue to push the stock lower.

Our position in BankUnited Financial Corporation also decreased Fund returns. The Florida-based bank suffered from deteriorating credit quality and exposure to Florida’s weakening real estate market. Despite these circumstances, we remain optimistic about BankUnited’s future business prospects and believe that the market has unfairly penalized this company. We continued to hold a position in this stock at the end of the period.

The Fund’s holding in Wet Seal, a women’s discount clothing chain, fell on concerns that weakness in the lower income demographic would hamper sales. We completely sold out of our position as we saw no upside catalysts to the stock over the near term.

Which holdings strengthened the portfolio during the 12-month period?

In the business services sector, FTI Consulting, a firm that specializes in legal, financial, and reputation issues, posted strong gains. The company has consistently exceeded earnings expectations, driven by strong contributions from its restructuring and bankruptcy business, an area we anticipate could benefit from continued economic weakness.

Technology company Synaptics was another notable performer. Synaptics provides interface solutions for mobile computers, communications and entertainment devices. Synaptics’ new touch-screen technology is being utilized by a growing number of mobile phone manufacturers, which we believe bodes well for the company’s future business prospects.

The stock of Armor Holdings, which provides security products and vehicle armor systems to the U.S. military and major aerospace and defense contractors, also delivered strong positive performance. The company benefited during the year from increased demand for its products due to the war in Iraq. We sold the Fund’s position in Armor Holdings, however, when the stock reached our set target price following its acceptance of a buyout offer from BEA Systems.

Within the healthcare sector, United Therapeutics contributed notably to Fund performance. United Therapeutics’ stock appreciated during the fiscal year when the company received FDA approval for Viveta, the inhaled formulation of the drug Remodulin, a treatment for pulmonary arterial hypertension. We owned the stock at period end because we believed that the company’s pipeline for new drug development appeared promising.

2

Performance summary

Delaware Small Cap Core Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	-3.62%	+14.90%	+12.78%
Including sales charge	-9.13%	+13.54%	+12.03%

Class C (Est. Aug. 1, 2005)
Excluding sales charge	-4.37%	N/A	+3.64%
Including sales charge	-5.30%	N/A	+3.64%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2008.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from April 1, 2007, through March 31, 2008, as disclosed in the most recent prospectus.

The Fund’s net expense ratios for Class A, C, R, and Institutional Class shares are 1.30%, 2.05%, 1.55%, and 1.05%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, C, R, and Institutional Class shares would have been 1.72%, 2.42%, 2.02%, and 1.42%, respectively.

The average annual total returns for the 1-year and lifetime (since Aug. 1, 2005) periods ended Nov. 30, 2007, for Delaware Small Cap Core Fund Class R shares were -3.86% and 4.19%, respectively.

Class R shares were first made available Aug. 1, 2005, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through March 31, 2008.

The average annual total returns for the 1-year, 5-year, and lifetime (since Dec. 29, 1998) periods ended Nov. 30, 2007, for Delaware Small Cap Core Fund Institutional Class shares were -3.38%, 15.03%, and 12.85%, respectively.

Institutional Class shares were first made available Dec. 29, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

4

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks long-term capital appreciation.

Total Fund net assets
$94.8 million

Number of holdings
160

Fund start date
Dec. 29, 1998

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

Performance of a $10,000 Investment
Dec. 29, 1998 (Fund’s inception), through Nov. 30, 2007

	Starting value (Dec. 29, 1998)	Ending value (Nov. 30, 2007)
Delaware Small Cap Core Fund — Class A Shares	$9,425	$27,566
Russell 2000 Index	$10,000	$21,052

The chart assumes $10,000 invested in the Fund on Dec. 29, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 2000 Index as of Dec. 29, 1998. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company.

5

Disclosure of Fund expenses

For the period June 1, 2007 to November 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 to November 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratio	11/30/07*
Actual Fund Return
Class A	$1,000.00	$885.60	1.31%	$6.19
Class C	1,000.00	882.50	2.06%	9.72
Class R	1,000.00	884.40	1.56%	7.37
Institutional Class	1,000.00	886.50	1.06%	5.01
With hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.31%	$6.63
Class C	1,000.00	1,014.74	2.06%	10.40
Class R	1,000.00	1,017.25	1.56%	7.89
Institutional Class	1,000.00	1,019.75	1.06%	5.37

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

Sector allocation and top 10 holdings

Delaware Small Cap Core Fund

As of November 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	96.75%
Basic Materials	5.87%
Business Services	6.33%
Capital Goods	7.54%
Communication Services	0.62%
Consumer Discretionary	6.15%
Consumer Services	3.35%
Consumer Staples	2.99%
Credit Cyclicals	1.60%
Energy	5.52%
Financials	12.68%
Health Care	14.83%
Media	2.23%
Real Estate	4.90%
Technology	19.50%
Transportation	1.03%
Utilities	1.61%
Discount Note	0.59%
Securities Lending Collateral	24.14%
Total Value of Securities	121.48%
Obligation to Return Securities Lending Collateral	(24.14% )
Receivables and Other Assets Net of Liabilities	2.66%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Rofin-Sinar Technologies	1.04%
United Therapeutics	1.01%
Terra Industries	0.92%
Bio-Rad Laboratories Class A	0.91%
Aspen Insurance Holdings	0.89%
Casey’s General Stores	0.88%
Waddell & Reed Financial Class A	0.88%
Black Hills	0.88%
RLI	0.87%
Senior Housing Properties Trust	0.87%

7

Statement of net assets

Delaware Small Cap Core Fund

November 30, 2007

	Number of
	Shares	Value
Common Stock – 96.75%
Basic Materials – 5.87%
*†Century Aluminum	13,950	$ 799,893
Ferro	35,410	750,338
Hercules	35,410	687,308
†PolyOne	90,880	569,818
*†Rockwood Holdings	19,040	641,267
†RTI International Metals	10,370	761,573
*†Terra Industries	23,100	872,717
Wausau Paper	51,150	482,345
		5,565,259
Business Services – 6.33%
Administaff	16,600	542,488
*†AMN Healthcare Services	33,870	571,726
*Arbitron	12,590	501,712
*†FTI Consulting	12,600	718,199
†Harris Interactive	117,950	494,211
*Healthcare Services Group	29,275	641,122
Heidrick & Struggles International	11,700	424,359
*†Kforce	37,700	409,045
McGrath RentCorp	23,200	616,888
UniFirst	12,760	476,841
†United Stationers	12,000	607,920
		6,004,511
Capital Goods – 7.54%
*AAON	24,100	458,623
*Acuity Brands	11,930	471,116
*Applied Industrial Technologies	18,920	571,573
Barnes Group	20,540	635,918
†Columbus McKinnon	19,700	613,064
Crane	13,790	619,723
*DRS Technologies	13,620	806,440
*†Force Protection	23,350	252,414
*†Kadant	17,250	508,185
Lincoln Electric Holdings	9,700	676,769
*†Rofin-Sinar Technologies	10,850	987,784
*†URS	9,570	550,179
		7,151,788
Communication Services – 0.62%
Alaska Communications
Systems Group	39,350	590,250
		590,250
Consumer Discretionary – 6.15%
*†Aeropostale	26,895	687,167
*†DSW Class A	22,540	506,925
*†Fossil	13,200	572,088
*†Jos A Bank Clothiers	18,100	468,609
Phillips-Van Heusen	8,530	361,843
*†Quiksilver	51,090	541,554
Stage Stores	41,470	701,672
*Tempur-Pedic International	25,270	750,266
†True Religion Apparel	30,800	536,536
†ULTA Salon Cosmetics & Fragrance	6,950	178,893
†Warnaco Group Class A	14,400	531,360
		5,836,913
Consumer Services – 3.35%
†AFC Enterprises	34,550	376,941
†Buffalo Wild Wings	21,000	607,110
CKE Restaurants	44,220	646,495
*IHOP	7,690	390,191
†Papa John’s International	27,150	639,383
*†Shuffle Master	38,550	515,414
		3,175,534
Consumer Staples – 2.99%
Alberto-Culver	24,580	628,265
*Casey’s General Stores	28,850	836,650
Longs Drug Stores	13,190	698,015
*†NutriSystem	11,300	284,195
*Seaboard	260	392,340
		2,839,465
Credit Cyclicals – 1.60%
Granite Construction	18,190	746,154
†Tenneco	25,950	767,860
		1,514,014
Energy – 5.52%
†Bristow Group	12,530	689,150
*†Hercules Offshore	27,750	694,027
Penn Virginia	16,430	683,817
†Petrohawk Energy	42,620	694,705
†Petroquest Energy	48,930	650,280
*†SandRidge Energy	17,130	543,878
*St. Mary Land & Exploration	15,780	620,154
†W-H Energy Services	12,970	654,985
		5,230,996
Financials – 12.68%
*ADVANTA	32,100	321,321
Aspen Insurance Holdings	29,410	847,007
Assured Guaranty	27,600	622,932
Bancfirst	14,900	696,724
BankUnited Financial Class A	41,650	332,367
*Center Financial	33,600	413,280
Citizens Republic Bancorp	38,250	543,915
*City Bank	22,650	471,120
City Holding	18,250	656,635
Dime Community Bancshares	46,400	629,648
FBL Financial Group Class A	13,140	487,100
First Niagara Financial Group	50,950	633,309
*†FirstFed Financial	14,540	509,191
Max Capital Group	23,950	678,025
*Provident Bankshares	21,900	513,555
†RAM Holdings	47,250	274,050
RLI	13,840	825,279
*South Financial Group	32,950	590,464
*Trustmark	23,350	594,491
†United America Indemnity	27,750	549,450
Waddell & Reed Financial Class A	24,360	832,625
		12,022,488

8

	Number of
	Shares	Value
Common Stock (continued)
Health Care – 14.83%
*†Align Technology	37,050	$ 625,775
*†Alkermes	52,200	744,372
†Applera-Celera Group	47,710	721,375
†Bio-Rad Laboratories Class A	8,540	861,770
†Cardiome Pharma	35,700	355,929
†Eurand	37,500	556,875
*†Gen-Probe	6,650	444,819
*†Geron	59,200	383,024
*†Healthways	12,850	750,054
†Medarex	47,600	604,520
*Mentor	19,400	729,246
*†MGI PHARMA	17,700	612,597
†NightHawk Radiology Holdings	23,850	504,189
*†Noven Pharmaceuticals	28,050	444,032
*†Progenics Pharmaceuticals	20,750	402,550
*†Psychiatric Solutions	20,400	745,212
†Regeneron Pharmaceuticals	22,950	499,851
†Res-Care	26,850	611,643
*†Sciele Pharma	23,550	525,636
†Sun Healthcare Group	43,650	724,154
†Techne	9,350	609,153
†United Therapeutics	9,550	955,763
Vital Signs	12,400	656,084
		14,068,623
Media – 2.23%
Entercom Communications Class A	20,490	333,782
infoUSA	63,150	544,985
National CineMedia	26,950	745,976
*†Scholastic	13,800	486,312
		2,111,055
Real Estate – 4.90%
*First Industrial Realty Trust	16,430	600,024
*First Potomac Realty Trust	17,840	336,462
*Home Properties	13,190	596,056
*Maguire Properties	15,950	403,216
Nationwide Health Properties	21,730	679,714
*Pennsylvania Real Estate
Investment Trust	16,600	573,198
Senior Housing Properties Trust	37,250	822,853
*Sovran Self Storage	14,540	635,543
		4,647,066
Technology – 19.50%
*†Anixter International	8,590	554,055
*†Aspen Technology	31,050	526,608
*†Blackboard	14,450	563,550
†Chordiant Software	44,400	445,332
*†Cymer	14,200	583,194
†DealerTrack Holdings	10,750	457,305
*†Digital River	13,400	518,178
*†Dionex	8,100	684,207
*†Glu Mobile	34,900	190,554
†Harris Stratex Networks Class A	35,550	612,171
†j2 Global Communications	27,200	661,504
*†Kulicke & Soffa Industries	61,500	435,420
*†Lawson Software	62,000	602,640
*†MIPS Technologies	81,850	464,908
*†MTC Technologies	21,600	353,160
*†Netgear	19,600	664,244
*†OmniVision Technologies	24,300	452,466
*†ON Semiconductor	62,100	570,699
†Progress Software	21,850	691,115
*Quality Systems	12,050	356,560
*†SAVVIS	20,750	664,830
*†Secure Computing	53,650	486,606
*†SI International	20,700	537,372
*†Smith Micro Software	48,150	385,682
*†SPSS	18,100	654,134
*†Synaptics	12,650	702,580
†Synchronoss Technologies	11,500	378,580
*†Tekelec	46,650	573,795
†Tessera Technologies	17,200	664,264
United Online	37,750	567,760
†Universal Electronics	20,000	738,999
†Viasat	20,550	685,343
*†Virgin Mobile USA	25,920	188,698
†Virtusa	26,000	459,420
†Wind River Systems	41,000	418,610
		18,494,543
Transportation – 1.03%
†HUB Group	22,400	584,192
Pacer International	28,750	395,600
		979,792
Utilities – 1.61%
Black Hills	19,950	831,117
Otter Tail	20,800	697,008
		1,528,125
Total Common Stock
(cost $96,908,718)		91,760,422

	Principal
	Amount
≠ Discount Note – 0.59%
Federal Home Loan Bank
3.801% 12/3/07	$561,177	561,059
Total Discount Note
(cost $561,059)		561,059

Total Value of Securities Before
Securities Lending Collateral – 97.34%
(cost $97,469,777)		92,321,481

(continues)     9

Statement of net assets

Delaware Small Cap Core Fund

	Number of
	Shares	Value
Securities Lending Collateral** – 24.14%
Investment Companies
Mellon GSL DBT II Collateral Fund	22,899,153	$22,899,153
Total Securities Lending Collateral
(cost $22,899,153)		22,899,153

Total Value of Securities – 121.48%
(cost $120,368,930)		115,220,634 ©
Obligation to Return Securities
Lending Collateral** – (24.14%)		(22,899,153)
Receivables and Other Assets
Net of Liabilities – 2.66%		2,522,385
Net Assets Applicable to 7,827,698
Shares Outstanding – 100.00%		$94,843,866

Net Asset Value – Delaware Small Cap Core Fund
Class A ($41,870,482 / 3,446,944 Shares)		$12.15
Net Asset Value – Delaware Small Cap Core Fund
Class C ($18,696,681 / 1,566,117 Shares)		$11.94
Net Asset Value – Delaware Small Cap Core Fund
Class R ($3,100,416 / 256,507 Shares)		$12.09
Net Asset Value – Delaware Small Cap Core Fund
Institutional Class ($31,176,287 / 2,558,130 Shares)		$12.19

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$96,432,543
Accumulated net realized gain on investments		3,559,619
Net unrealized depreciation of investments		(5,148,296)
Total net assets		$94,843,866

†	Non-income producing security for the year ended November 30, 2007.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 8 in “Notes to financial statements.”
©	Includes $22,036,609 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Core Fund
Net asset value Class A (A)	$12.15
Sales charge (5.75% of offering price) (B)	0.74
Offering price	$12.89

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

10

Statement of operations

Delaware Small Cap Core Fund

Year Ended November 30, 2007

Investment Income:
Dividends	$867,796
Interest	100,139
Securities Lending Income	54,394	$ 1,022,329

Expenses:
Management fees	632,235
Distribution expenses – Class A	114,161
Distribution expenses – Class C	171,747
Distribution expenses – Class R	9,578
Dividend disbursing and transfer agent fees and expenses	192,923
Registration fees	49,523
Accounting and administration expenses	33,714
Reports and statements to shareholders	29,975
Audit and tax	15,928
Legal fees	10,002
Custodian fees	6,530
Trustees’ fees and benefits	3,766
Dues and services	2,810
Insurance fees	2,703
Pricing fees	2,608
Consulting fees	1,224
Trustees’ expenses	487
Taxes (other than taxes on income)	134	1,280,048
Less expenses absorbed or waived		(107,324)
Less waived distribution expenses – Class A		(19,027)
Less waived distribution expenses – Class R		(1,592)
Less expense paid indirectly		(1,953)
Total operating expenses		1,150,152
Net Investment Loss		(127,823)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		3,714,671
Net change in unrealized appreciation/depreciation of investments		(8,787,702)
Net Realized and Unrealized Loss on Investments		(5,073,031)

Net Decrease in Net Assets Resulting from Operations		$(5,200,854)

See accompanying notes

11

Statements of changes in net assets

Delaware Small Cap Core Fund

	Year Ended
	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$ (127,823)	$ (46,670)
Net realized gain on investments	3,714,671	1,809,516
Net change in unrealized appreciation/depreciation of investments	(8,787,702)	2,920,035
Net increase (decrease) in net assets resulting from operations	(5,200,854)	4,682,881

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(17,577)

Net realized gain on investments:
Class A	(868,326)	(87,278)
Class C	(403,007)	(26,712)
Class R	(7,399)	—
Institutional Class	(501,650)	(134,760)
	(1,780,382)	(266,327)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,154,046	21,560,413
Class C	11,425,330	10,578,306
Class R	3,777,371	258,219
Institutional Class	24,312,531	7,820,895

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	774,260	70,540
Class C	374,810	24,266
Class R	7,399	—
Institutional Class	501,495	152,337
	71,327,242	40,464,976
Cost of shares repurchased:
Class A	(11,280,461)	(2,172,311)
Class C	(3,460,754)	(472,381)
Class R	(693,644)	(51,844)
Institutional Class	(6,761,739)	(864,699)
	(22,196,598)	(3,561,235)
Increase in net assets derived from capital share transactions	49,130,644	36,903,741
Net Increase in Net Assets	42,149,408	41,320,295

Net Assets:
Beginning of year	52,694,458	11,374,163
End of year (there was no undistributed net investment income at either year end)	$ 94,843,866	$52,694,458

See accompanying notes

12

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.030	$11.380	$14.600	$13.080	$10.290

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.010)	(0.015)	0.022	0.026	0.036
Net realized and unrealized gain (loss) on investments	(0.450)	1.895	1.035	2.481	3.350
Total from investment operations	(0.460)	1.880	1.057	2.507	3.386

Less dividends and distributions from:
Net investment income	—	—	(0.025)	(0.044)	(0.075)
Net realized gain on investments	(0.420)	(0.230)	(4.252)	(0.943)	(0.521)
Total dividends and distributions	(0.420)	(0.230)	(4.277)	(0.987)	(0.596)

Net asset value, end of period	$12.150	$13.030	$11.380	$14.600	$13.080

Total return[2]	(3.62% )	16.83%	9.04%	20.62%	35.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,871	$25,220	$3,863	$20	$13
Ratio of expenses to average net assets	1.29%	1.26%	1.02%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.47%	1.73%	2.53%	1.30%	1.34%
Ratio of net investment income (loss) to average net assets	(0.07% )	(0.13% )	0.20%	0.20%	0.33%
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.25% )	(0.60% )	(1.31% )	(0.35% )	(0.26% )
Portfolio turnover	104%	121%	104%	136%	44%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

			8/1/05[1]
	Year Ended		to
	11/30/07	11/30/06	11/30/05
Net asset value, beginning of period	$12.910	$11.360	$11.590

Income (loss) from investment operations:
Net investment loss[2]	(0.105)	(0.106)	(0.021)
Net realized and unrealized gain (loss) on investments	(0.445)	1.886	(0.209)
Total from investment operations	(0.550)	1.780	(0.230)

Less dividends and distributions from:
Net realized gain on investments	(0.420)	(0.230)	—
Total dividends and distributions	(0.420)	(0.230)	—

Net asset value, end of period	$11.940	$12.910	$11.360

Total return[3]	(4.37% )	15.97%	(1.98%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,697	$11,777	$866
Ratio of expenses to average net assets	2.04%	2.01%	2.00%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.17%	2.43%	5.14%
Ratio of net investment loss to average net assets	(0.82% )	(0.88% )	(0.56%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.95% )	(1.30% )	(3.71%	)
Portfolio turnover	104%	121%	104%	[4]

[1]Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]The average shares outstanding method has been applied for per share information.
[3]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[4]The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

14

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06[1]
Net asset value, beginning of period	$13.000	$11.360

Income (loss) from investment operations:
Net investment loss[2]	(0.042)	(0.047)
Net realized and unrealized gain (loss) on investments	(0.448)	1.917
Total from investment operations	(0.490)	1.870

Less dividends and distributions from:
Net realized gain on investments	(0.420)	(0.230)
Total dividends and distributions	(0.420)	(0.230)

Net asset value, end of period	$12.090	$13.000

Total return[3]	(3.86% )	16.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,100	$215
Ratio of expenses to average net assets	1.54%	1.51%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.77%	2.03%
Ratio of net investment loss to average net assets	(0.32% )	(0.38% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.55% )	(0.90% )
Portfolio turnover	104%	121%

1As of November 30, 2005, the Delaware Small Cap Core fund Class R had one share outstanding, representing the initial seed purchase. Shareholder data for this class prior to December 1, 2005 is not disclosed because management does not believe it to be meaningful.
[2]The average shares outstanding method has been applied for per share information.
[3]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     15

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.040	$11.390	$14.600	$13.080	$10.290

Income (loss) from investment operations:
Net investment income[1]	0.023	0.015	0.031	0.026	0.036
Net realized and unrealized gain (loss) on investments	(0.453)	1.895	1.036	2.481	3.350
Total from investment operations	(0.430)	1.910	1.067	2.507	3.386

Less dividends and distributions from:
Net investment income	—	(0.030)	(0.025)	(0.044)	(0.075)
Net realized gain on investments	(0.420)	(0.230)	(4.252)	(0.943)	(0.521)
Total dividends and distributions	(0.420)	(0.260)	(4.277)	(0.987)	(0.596)

Net asset value, end of period	$12.190	$13.040	$11.390	$14.600	$13.080

Total return[2]	(3.38% )	17.13%	9.14%	20.62%	35.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,176	$15,482	$6,645	$4,765	$3,948
Ratio of expenses to average net assets	1.04%	1.01%	0.94%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.17%	1.43%	2.23%	1.00%	1.04%
Ratio of net investment income to average net assets	0.18%	0.12%	0.28%	0.20%	0.33%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.05%	(0.30% )	(1.01% )	(0.05% )	0.04%
Portfolio turnover	104%	121%	104%	136%	44%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

16

Notes to financial statements

Delaware Small Cap Core Fund

November 30, 2007

Delaware Group Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2007, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial

(continues)     17

Notes to financial statements

Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $549 for the year ended November 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective April 1, 2007, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 1.05% of average daily net assets of the Fund through March 31, 2008. Prior to April 1, 2007, annual operating expenses were limited to 1.00% of average daily net assets of the Fund.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended November 30, 2007, the Fund was charged $27,911 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2008 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$43,206
Dividend disbursing, transfer agent fees
and other expenses payable to DSC	21,410
Distribution fees payable to DDLP	25,365
Other expenses payable to DMC and affiliates*	7,454

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2007, the Fund was charged $4,491 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2007, DDLP earned $37,462 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2007, DDLP received gross CDSC commissions of $51 and $2,402 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

18

3. Investments

For the year ended November 30, 2007, the Fund made purchases of $131,152,226 and sales of $84,714,729 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $120,529,841. At November 30, 2007, net unrealized depreciation was $5,309,207, of which $6,256,155 related to unrealized appreciation of investments and $11,565,362 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Year Ended
	11/30/07	11/30/06
Ordinary income	$1,022,198	$204,444
Long-term capital gain	758,184	61,883
Total	$1,780,382	$266,327

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$96,432,543
Undistributed ordinary income	1,031,356
Undistributed long-term capital gains	2,689,174
Unrealized depreciation of investments	(5,309,207)
Net assets	$94,843,866

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Fund recorded the following reclassifications.

Accumulated net investment loss	$127,823
Accumulated net realized gain (loss)	(127,823)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/07	11/30/06
Shares sold:
Class A	2,325,110	1,767,689
Class C	897,859	872,680
Class R	294,043	20,770
Institutional Class	1,857,057	658,523

Shares issued upon reinvestment of
dividends and distributions:
Class A	62,038	6,253
Class C	30,325	2,157
Class R	594	—
Institutional Class	40,120	13,517
	5,507,146	3,341,589
Shares repurchased:
Class A	(875,119)	(178,469)
Class C	(274,351)	(38,810)
Class R	(54,664)	(4,237)
Institutional Class	(525,920)	(68,557)
	(1,730,054)	(290,073)
Net increase	3,777,092	3,051,516

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2007, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities

(continues)     19

Notes to financial statements

Delaware Small Cap Core Fund

8. Securities Lending (continued)

with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan was $22,036,609, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of November 30, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Change in Custodian

On August 2, 2007, Mellon Bank, One Mellon Center, Pittsburgh, PA 15258, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, the Fund designates dividends and distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
43%	57%	100%	96%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on percentage of ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

*	For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $552,349 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

20

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V – Delaware Small Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund of Delaware Group Equity Funds V at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

21

Other Fund information (unaudited)

Delaware Small Cap Core Fund

Fund management

Francis X. Morris
Senior Vice President,
Chief Investment Officer — Core Equity

Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. Morris is a past president of The CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Christopher S. Adams, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Christopher S. Adams is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he served as the firm’s vice president, strategic planning. Prior to joining Delaware Investments in 1995, Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor’s and master’s degrees in history and economics from Oxford University, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a director and past president of The CFA Society of Philadelphia.

Donald G. Padilla, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Donald G. Padilla joined Delaware Investments in 1994 and is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Padilla joined Delaware Investments as an assistant controller in the firm’s treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Padilla holds a bachelor’s degree in accounting from Lehigh University, and he is a member of The CFA Society of Philadelphia.

Michael S. Morris, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Michael S. Morris, who joined Delaware Investments in 1999, is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold’s Asset Management, covering financial stocks. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor’s degree in finance from Indiana University and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the Bank and Financial Analysts Association.

22

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     23

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

24

About the organization

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

25

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

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Manage your investments online!

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2588)	Printed in the USA
AR-480 [11/07] CGI 1/08	MF-07-12-021 PO12525

Annual Report	Delaware
Dividend Income Fund
November 30, 2007

Value equity mutual fund

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	9
> Statement of operations	19
> Statements of changes in net assets	20
> Financial highlights	21
> Notes to financial statements	26
> Report of independent registered public accounting firm	31
> Other Fund information	32
> Board of trustees/directors and officers addendum	34
> About the organization	36

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

Portfolio management review

Delaware Dividend Income Fund

Dec. 11, 2007

The managers of Delaware Dividend Income Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

How would you describe the investment environment during the year ended Nov. 30, 2007?

Stocks turned in only moderate gains during the past fiscal year — in the face of a slowing economy, declining corporate earnings growth, and a weaker housing market. Equity markets rose steadily early in the period. The sanguine conditions were interrupted, however, by a brief but sharp correction in late February and early March as investors around the globe came to terms with weaker-than-expected economic data in the U.S.

Stocks recovered throughout the spring, but conditions deteriorated during the summer months as investors, already concerned about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. Falling home prices and rising interest rates triggered an increase in mortgage defaults and substantial losses for banks and home lenders. Financial institutions that had invested in securities backed by the riskiest loans faced some of the steepest losses. Lenders responded by dramatically tightening their borrowing requirements.

In this environment, nervous investors fled the stock market between mid-July and mid-August, while the bond market also went through a period of severe stagnation over several weeks in the summer.

Equity markets staged a temporary recovery in September after the Federal Reserve cut interest rates several times. The Fed’s interest rate cuts weren’t enough to satisfy investor anxiety, however. Markets fell sharply again during the fiscal period’s final month, overcome by losses associated with subprime mortgages, as well as potentially meager consumer spending.

After several years of strong performance, REITs underperformed other stocks for the period. The FTSE NAREIT Equity REITs Index (which tracks the performance of U.S. REITs) returned -12.62% for the year ended Nov. 30, 2007.

Noninvestment grade, high yield bonds managed a positive performance of 2.69% for the same one-year period, despite the severe market conditions in August and a focus by investors on higher-quality investments as the year progressed (source: Lehman).

How did the Fund perform during the 12 months ending Nov. 30, 2007?

For its fiscal year ended Nov. 30, 2007, Delaware Dividend Income Fund returned -0.72% at net asset value and -6.44% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For the complete, annualized performance of Delaware Dividend Income Fund, please see the table on page 4. By comparison, the Fund’s all-equity benchmark — the S&P 500 Index — advanced 7.72% for the same period. The Fund’s peer group, as measured by the Lipper Mixed Asset Target Allocation Moderate Funds Average, advanced 7.50% over that period.

What factors influenced the Fund’s fiscal year performance?

In the equity portion of the Fund, an underweight allocation (relative to the index) in the energy sector had a negative impact on performance as rising commodity prices propelled energy sector shares during the period. Likewise, an underweight position versus the S&P 500 Index (which we use as our benchmark index for equity sector weightings) in the cyclically oriented industrials sector detracted from Fund returns. Disappointing stock selection in the consumer discretionary sector also hurt Fund returns relative to the performance benchmark.

Our decision to underweight companies within the financial sector helped the Fund’s performance, because financial companies as a whole were negatively affected by the subprime mortgage crisis. Yet, several of our individual financial services holdings still hurt performance.

The views expressed are current as of the date of this report and are subject to change.

(continues)    1

Portfolio management review

Delaware Dividend Income Fund

We generally sought to reduce risk within the Fund. We believed a more defensive posture was best in light of slowing economic and corporate earnings growth.

In general, we favored stocks with higher dividend yields, lower valuations, and potential for more predictable earnings over time.

We were overweight versus the S&P 500 Index in healthcare,telecommunication services and, for part of the period, consumer staples stocks because we believe company earnings within these sectors have tended to be relatively stable when the economy has experienced a slowdown. We were underweight in cyclical (economically sensitive) sectors such as energy and industrials. Finally, we continued to focus on undervalued companies with stronger balance sheets, whose increased financial flexibility can be valuable to investors during difficult economic times.

As part of its strategy aimed at generating income from multiple asset types, Delaware Dividend Income Fund holds a significant allocation to equity REITs, an asset class that struggled this year, detracting from Fund performance compared to the S&P 500 Index.

REITs were relatively stable at the outset, but their stock prices fell sharply through most of 2007. During the five years leading up to this slowdown, domestic REITs enjoyed strong annual compound returns relative to other major domestic stock indices. REIT returns in these prior periods were fueled by historically low interest rates and massive injections of liquidity engineered by the Federal Reserve as it sought to stimulate the economy. The actions created a boom in residential real estate markets. In REIT markets, this led to a major inflow of capital, fueling acquisitions and privatizations and pushing valuations ever higher. By February 2007, the REIT market had peaked, with valuations hitting all-time highs.

The downturn that followed was spurred by surging default rates on subprime mortgages. These defaults were accompanied by softening home sales, failing mortgage companies, and dramatic write-downs by major investment and money-center banks. The result was a tightening of credit standards and a drying up of the liquidity that had fueled acquisition and buyout activity earlier in the period.

Going forward, we have overweighted the regional mall, offices, lodging, and mixed-use sectors when comparing the allocation of our REIT investments to the FTSE NAREIT Equity REIT Index. Similarly, we’re underweighting the healthcare sector — where we believe valuations have peaked — as well as specialty, freestanding, and apartment REITs. We’re keeping a neutral weight in industrial REITs.

With regard to the Fund’s fixed income investments, the higher credit quality sectors (e.g., BB-rated bonds in particular) outperformed lower credit quality sectors (CCC-rated bonds) during the fiscal period. The high yield sectors that contributed to performance were integrated energy, health insurance, and life insurance. The worst-performing areas of the market were home builders, brokerage, and financials. We believe the subprime crisis contributed to a deterioration in liquidity in the high yield market and a negative trend in technicals. This caused an almost complete cessation of new-deal issuance in July and a pronounced deterioration in secondary market trading. This situation was exacerbated by the $350 billion backlog of leverage buyout (LBO) financing that has yet to be issued. Furthermore, issuance of collateralized loan obligations all but dried up, making it more difficult to issue the bank-loan portion of the LBO calendar. During September, liquidity improved and there was a resurgence in the new-issue market, as some seasoned issuers brought to market bond deals that were well received.

We generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. The utility, energy, and capital goods sectors were the strongest relative contributors to performance.

Could you name specific equity securities that influenced performance?

Our equity investment in Washington Mutual, whose business is heavily tied to mortgage lending, detracted from performance. The stock of midwest-based bank Huntington Bancshares was another disappointment.

2

We believe the combination of challenging interest rate conditions in recent years, along with its exposure to the slower mid-west economy and troubled U.S. auto industry conspired to hurt Huntington’s stock price. We continued to hold both stocks at the end of the fiscal year.

The Fund’s healthcare investments, such as Baxter International, contributed to performance. Baxter International performed well thanks to growing sales and earnings.

Could you provide examples of REITs that influenced performance?

Office REITs, such as Alexandria Real Estate Equities, and industrial REITs, such as ProLogis, helped us post positive results in a sector that experienced a setback during the period.

Our weakest performers on the year included Apartment Investment and Management Company, Starwood Hotels and Resorts, Brandywine Realty Trust, Mack-Cali Realty, and Duke Realty, each of which we continued to hold at the end of the fiscal year. Our stock picks detracted in the specialty and diversified sectors.

3

Performance summary

Delaware Dividend Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Effective July 31, 2007, portfolio management responsibilities for the Fund changed. Please see the prospectus, as supplemented, which contains important information regarding the investment management for the Fund.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	-0.72%	+10.59%	+7.18%	+9.70%
Including sales charge	-6.44%	+9.29%	+6.55%	+9.11%

Class B (Est. Oct. 1, 2003)
Excluding sales charge	-1.38%	NA	NA	+8.01%
Including sales charge	-5.20%	NA	NA	+7.59%

Class C (Est. Oct. 1, 2003)
Excluding sales charge	-1.38%	NA	NA	+8.01%
Including sales charge	-2.33%	NA	NA	+8.01%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from April 1, 2007, until such time as the waivers are discontinued, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.00%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively as disclosed in the most recent prospectus. Without the fee waivers, total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.22%, 1.92%, 1.92%, 1.52%, and 0.92%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime (since Oct. 1, 2003) periods ended Nov. 30, 2007, for Delaware Dividend Income Fund Class R shares were -0.88%, 6.95%, and 8.51%, respectively.

Class R shares were first made available Oct. 1, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets from April 1, 2007 through March 31, 2008.

4

The average annual total returns for the 1-year, 5-year, 10-year and lifetime (since Dec. 2, 1996) periods ended Nov. 30, 2007, for Delaware Dividend Income Fund Institutional Class shares were -0.46%, 10.83%, 7.31%, and 9.81%, respectively.

Institutional Class shares were first made available Dec. 2, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

High yielding noninvestment grade bonds (“junk bonds”) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Total Fund net assets
$944 million

Number of holdings
390

Fund start date
Dec. 2, 1996

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class B	DDDBX	24610B206
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

Performance of a $10,000 Investment
Nov. 30, 1997 through Nov. 30, 2007

	Starting value (Nov. 30, 1997)	Ending value (Nov. 30, 2007)
Delaware Dividend Income Fund — Class A Shares	$9,425	$18,856
S&P 500 Index	$10,000	$18,185

Chart assumes $10,000 invested in the Fund on Nov. 30, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 1997. The S&P 500 Index measures the performance of 500 widely held, mostly large-cap common stocks weighted by market value. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The FTSE NAREIT Equity REIT Index is an all-inclusive index of publicly traded REITs.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objective, and operating policies of the investment company.

5

Disclosure of Fund expenses

For the period June 1, 2007 to November 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 to November 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratio	11/30/07*
Actual Fund Return
Class A	$1,000.00	$922.50	1.00%	$4.82
Class B	1,000.00	919.70	1.75%	8.42
Class C	1,000.00	919.00	1.75%	8.42
Class R	1,000.00	922.00	1.25%	6.02
Institutional Class	1,000.00	923.70	0.75%	3.62
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75%	8.85
Class C	1,000.00	1,016.29	1.75%	8.85
Class R	1,000.00	1,018.80	1.25%	6.33
Institutional Class	1,000.00	1,021.31	0.75%	3.80

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/365 (to reflect the one-half year period).

6

Sector allocation and top 10 holdings

Delaware Dividend Income Fund

As of November 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	56.89%
Consumer Discretionary	3.77%
Consumer Staples	5.56%
Diversified REITs	1.64%
Energy	2.73%
Financials	9.97%
Health Care	7.96%
Health Care REITs	1.22%
Hotel REITs	0.83%
Industrial REITs	1.41%
Industrials	3.39%
Information Technology	5.23%
Mall REITs	2.61%
Manufactured Housing REITs	0.28%
Materials	1.33%
Mortgage REITs	0.14%
Multifamily REITs	1.31%
Office REITs	1.76%
Self-Storage REITs	0.47%
Shopping Center REITs	1.24%
Specialty REITs	0.20%
Telecommunications	2.53%
Transportation	0.00%
Utilities	1.31%
Convertible Preferred Stock	3.63%
Automobiles & Automotive Parts	0.19%
Banking, Finance & Insurance	1.00%
Basic Materials	0.54%
Cable, Media & Publishing	0.15%
Energy	0.44%
Health Care & Pharmaceuticals	0.34%
Telecommunications	0.36%
Utilities	0.61%
Convertible Bonds	12.06%
Aerospace & Defense	0.56%
Banking, Finance & Insurance	0.23%
Basic Industries	0.09%
Cable, Media & Publishing	0.54%
Computers & Technology	2.95%
Electronics & Electrical Equipment	0.73%
Energy	1.23%
Health Care & Pharmaceuticals	2.05%
Leisure, Lodging & Entertainment	0.38%
Real Estate	1.06%
Retail	0.62%
Telecommunications	1.02%
Transportation	0.36%
Utilities	0.24%
Corporate Bonds	18.79%
Basic Industries	1.87%
Brokerage	0.30%
Capital Goods	1.17%
Consumer Cyclical	1.86%
Consumer Non-Cyclical	0.94%
Energy	2.78%
Finance & Investments	0.27%
Media	1.65%
Real Estate	0.31%
Services Cyclical	2.54%
Services Non-Cyclical	1.23%
Technology & Electronics	0.24%
Telecommunications	2.60%
Utilities	1.03%
Leveraged Non-Recourse Securities	0.00%
Exchange Traded Fund	0.09%
Preferred Stock	0.36%
Leisure, Lodging & Entertainment	0.04%
Real Estate	0.32%
Residual Interest Trust Certificate	0.05%
Warrant	0.00%
Senior Secured Loans	3.44%
Discount Note	3.24%
Securities Lending Collateral	12.57%
Total Value of Securities	111.12%
Obligation to Return Securities Lending Collateral	(12.57%)
Receivables and Other Assets Net of Liabilities	1.45%
Total Net Assets	100.00%

(continues)    7

Sector allocation and top 10 holdings

Delaware Dividend Income Fund

Holdings are for informational purposes only and are subject to change at any time.
They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Abbott Laboratories	1.42%
Chubb	1.39%
Hartford Financial Services Group	1.39%
Heinz (H.J.)	1.39%
Intel	1.38%
Safeway	1.37%
Baxter International	1.36%
Bristol-Myers Squibb	1.36%
Gap	1.35%
Simon Property Group	1.34%

8

Statement of net assets

Delaware Dividend Income Fund

November 30, 2007

	Number of
	Shares	Value
Common Stock – 56.89%
Consumer Discretionary – 3.77%
Gap	623,600	$12,721,440
*Limited Brands	525,100	10,544,008
Mattel	508,100	10,151,838
Starwood Hotels & Resorts
Worldwide	40,100	2,152,568
†Time Warner Cable Class A	12	314
		35,570,168
Consumer Staples – 5.56%
B&G Foods Class A	193,400	2,067,446
Heinz (H.J.)	276,400	13,073,720
*Kimberly-Clark	169,200	11,811,852
Kraft Foods Class A	364,600	12,596,930
*Safeway	370,500	12,893,400
		52,443,348
Diversified REITs – 1.64%
*iStar Financial	140,600	4,115,362
*Liberty Property Trust	58,900	1,844,159
Vornado Realty Trust	86,800	7,812,000
*Washington Real Estate
Investment Trust	53,000	1,698,120
		15,469,641
Energy – 2.73%
Chesapeake Energy	31,481	1,191,537
Chevron	142,300	12,489,671
ConocoPhillips	150,800	12,070,032
		25,751,240
Financials – 9.97%
Allstate	246,500	12,601,080
Chubb	240,800	13,135,639
*Discover Financial Services	659,950	11,463,332
Hartford Financial Services Group	137,300	13,087,436
Highland Distressed Opportunities	94,100	890,186
*Huntington Bancshares	684,000	10,731,960
Morgan Stanley	210,100	11,076,472
Wachovia	281,500	12,104,500
*Washington Mutual	459,100	8,952,450
		94,043,055
Health Care – 7.96%
*Abbott Laboratories	233,200	13,411,332
Baxter International	214,900	12,866,063
Bristol-Myers Squibb	432,700	12,820,901
Johnson & Johnson	170,800	11,569,992
Pfizer	513,800	12,207,888
Wyeth	247,700	12,162,070
		75,038,246
Health Care REITs – 1.22%
HCP	83,500	2,793,075
*Health Care REIT	44,900	2,011,969
*Nationwide Health Properties	65,400	2,045,712
Ventas	106,800	4,656,480
		11,507,236
Hotel REITs – 0.83%
*Ashford Hospitality Trust	150,500	1,164,870
Hersha Hospitality Trust	330,800	3,367,544
*Host Hotels & Resorts	169,200	3,246,948
		7,779,362
Industrial REITs – 1.41%
AMB Property	68,500	4,189,460
First Potomac Realty Trust	63,500	1,197,610
*ProLogis	120,900	7,909,278
		13,296,348
Industrials – 3.39%
Donnelley (R.R.) & Sons	303,600	11,129,976
Genesis Lease ADR	241,500	4,467,750
Grupo Aeroportuario del
Centro Norte ADR	47,942	1,297,790
Macquarie Infrastructure	60,000	2,418,000
=@†ÕPort Townsend	1,110	692,640
Waste Management	349,400	11,991,408
		31,997,564
Information Technology – 5.23%
Intel	499,400	13,024,352
*International Business Machines	115,600	12,158,808
Motorola	772,700	12,340,019
Xerox	701,500	11,841,320
		49,364,499
Mall REITs – 2.61%
General Growth Properties	143,600	6,668,784
*Macerich	69,300	5,381,145
Simon Property Group	128,000	12,601,600
		24,651,529
Manufactured Housing REITs – 0.28%
Equity Lifestyle Properties	40,600	1,883,434
*Sun Communities	31,900	780,912
		2,664,346
Materials – 1.33%
duPont (E.I.) deNemours	271,300	12,520,495
		12,520,495
Mortgage REITs – 0.14%
†Chimera Investment	86,000	1,333,860
		1,333,860
Multifamily REITs – 1.31%
*American Campus Communities	55,600	1,437,816
*Apartment Investment &
Management	34,600	1,376,042
AvalonBay Communities	19,500	1,939,080
Camden Property Trust	31,800	1,672,998
Equity Residential	137,700	5,123,817
*UDR	35,300	777,659
		12,327,412
Office REITs – 1.76%
*Alexandria Real Estate Equities	38,700	3,801,501
Brandywine Realty Trust	87,856	1,801,048
*Duke Realty	80,900	2,126,861

(continues)     9

Statement of net assets

Delaware Dividend Income Fund

	Number of
	Shares	Value
Common Stock (continued)
Office REITs (continued)
Highwoods Properties	59,300	$1,881,589
Mack-Cali Realty	42,800	1,527,532
*Parkway Properties	43,300	1,713,381
PS Business Parks	22,300	1,203,085
SL Green Realty	24,400	2,535,160
		16,590,157
Self-Storage REITs – 0.47%
Public Storage	57,300	4,431,582
		4,431,582
Shopping Center REITs – 1.24%
Cedar Shopping Centers	127,400	1,490,580
Developers Diversified Realty	104,800	4,654,168
*Equity One	80,900	1,914,903
*Federal Realty Investment Trust	43,600	3,627,084
		11,686,735
Specialty REITs – 0.20%
*Entertainment Properties Trust	35,200	1,875,808
		1,875,808
Telecommunications – 2.53%
AT&T	308,200	11,776,322
†Century Communications	1,625,000	1,056
*Verizon Communications	279,700	12,085,837
		23,863,215
Transportation – 0.00%
*†Northwest Airlines	918	16,689
		16,689
Utilities – 1.31%
*†Mirant	448	17,288
*Progress Energy	253,200	12,361,224
		12,378,512
Total Common Stock
(cost $531,454,773)		536,601,047

Convertible Preferred Stock – 3.63%
Automobiles & Automotive Parts – 0.19%
General Motors 5.25%
exercise price $64.90,
expiration date 3/6/32	88,650	1,770,341
		1,770,341
Banking, Finance & Insurance – 1.00%
Aspen Insurance 5.625%
exercise price $29.28,
expiration date 12/31/49	37,800	2,116,800
•Citigroup Funding 4.853%
exercise price $29.50,
expiration date 9/27/08	155,000	4,040,849
E Trade Group 6.125%
exercise price $21.82,
expiration date 11/18/08	75,500	604,000
Sovereign Capital Trust IV
4.375% exercise price
$29.16, expiration date
3/1/34	35,700	1,294,125
XL Capital 7.00%
exercise price $80.59,
expiration date 2/15/09	64,400	1,379,448
		9,435,222
Basic Materials – 0.54%
Freeport-McMoRan
Copper & Gold 6.75%
exercise price $73.50,
expiration date 5/1/10	16,200	2,365,200
Huntsman 5.00%
exercise price $27.90,
expiration date 2/16/08	56,100	2,699,813
		5,065,013
Cable, Media & Publishing – 0.15%
#Interpublic Group144A 5.25%
exercise price $13.66,
expiration date 12/31/49	1,500	1,385,813
		1,385,813
Energy – 0.44%
Chesapeake Energy 4.50%
exercise price $44.17,
expiration date 12/31/49	17,075	1,797,144
El Paso Energy
Capital Trust I 4.75%
exercise price $41.59,
expiration date 3/31/28	39,900	1,572,060
McMoRan Exploration 6.75%
exercise price $12.40,
expiration date 11/15/10	8,600	825,600
		4,194,804
Health Care & Pharmaceuticals – 0.34%
Schering-Plough 6.00%
exercise price $33.69,
expiration date 8/13/10	12,000	3,247,500
		3,247,500
Telecommunications – 0.36%
Lucent Technologies
Capital Trust I 7.75%
exercise price $24.80,
expiration date 3/15/17	3,640	3,375,645
		3,375,645
Utilities – 0.61%
•CenterPoint Energy 2.00%
exercise price $40.88,
expiration date 9/15/29	26,000	884,000
Entergy 7.625%
exercise price $87.46,
expiration date 2/17/09	40,750	2,913,625
NRG Energy 5.75%
exercise price $30.23,
expiration date 3/16/09	5,335	1,961,946
		5,759,571
Total Convertible Preferred Stock
(cost $36,770,862)		34,233,909

10

	Principal
	Amount	Value
Convertible Bonds – 12.06%
Aerospace & Defense – 0.56%
#AAR 144A 1.75% 2/1/26
exercise price $29.43,
expiration date 2/1/26	$1,150,000	$1,482,063
*EDO 4.00% 11/15/25
exercise price $34.19,
expiration date 11/15/25	1,175,000	1,960,781
#L-3 Communications 144A
3.00% 8/1/35
exercise price $101.70,
expiration date 8/1/35	1,500,000	1,869,375
		5,312,219
Banking, Finance & Insurance – 0.23%
•U.S. Bancorp
*3.838% 9/20/36
exercise price $38.28,
expiration date 9/20/36	500,000	501,350
#144A 3.838% 9/20/36
exercise price $38.28,
expiration date 9/20/36	1,625,000	1,629,388
		2,130,738
Basic Industries – 0.09%
#Apex Silver Mines 144A
2.875% 3/15/24
exercise price $28.62,
expiration date 3/15/24	1,000,000	826,250
		826,250
Cable, Media & Publishing – 0.54%
Liberty Media 3.25% 3/15/31
exercise price $53.86,
expiration date 3/8/31	3,000,000	2,261,250
#Playboy Enterprises 144A
3.00% 3/15/25
exercise price $17.02,
expiration date 3/15/25	3,240,000	2,887,650
		5,148,900
Computers & Technology – 2.95%
Advanced Micro Devices
*6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15	2,430,000	1,940,963
#144A 6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15	3,385,000	2,703,769
Electronic Data Systems
3.875% 7/15/23
exercise price $34.14,
expiration date 7/15/23	3,200,000	3,204,000
Euronet Worldwide
3.50% 10/15/25
exercise price $40.48,
expiration date 10/15/25	3,445,000	3,742,130
Fairchild Semiconductor
5.00% 11/1/08
exercise price $30.00,
expiration date 11/1/08	1,950,000	1,940,250
Hutchinson Technology
3.25% 1/15/26
exercise price $36.43,
expiration date 1/15/26	1,540,000	1,499,575
#Informatica 144A
3.00% 3/15/26
exercise price $20.00,
expiration date 3/15/26	2,315,000	2,572,544
Intel 2.95% 12/15/35
exercise price $31.53,
expiration date 12/15/35	500,000	535,000
#144A 2.95% 12/15/35
exercise price $31.53,
expiration date 12/15/35	1,140,000	1,219,800
*ON Semiconductor
2.625% 12/15/26
exercise price $10.50,
expiration date 12/15/26	2,725,000	3,058,813
*SanDisk 1.00% 5/15/13
exercise price $82.36,
expiration date 5/15/13	3,870,000	3,279,824
#Sybase 144A 1.75% 2/22/25
exercise price $25.22,
expiration date 2/22/25	1,875,000	2,167,969
		27,864,637
Electronics & Electrical Equipment – 0.73%
*Fisher Scientific International
3.25% 3/1/24
exercise price $40.20,
expiration date 3/1/24	1,500,000	2,332,500
*Flextronics International
1.00% 8/1/10
exercise price $15.53,
expiration date 8/1/10	3,450,000	3,519,000
Vishay Intertechnology
3.625% 8/1/23
exercise price $21.28,
expiration date 8/1/23	1,000,000	1,015,000
		6,866,500
Energy – 1.23%
Halliburton 3.125% 7/15/23
exercise price $18.76,
expiration date 7/15/23	1,750,000	3,438,750
*Peabody Energy 4.75% 12/15/41
exercise price $58.45,
expiration date 12/15/41	2,365,000	2,843,913
Pride International
3.25% 5/1/33
exercise price $25.70,
expiration date 5/1/33	1,080,000	1,441,800
Schlumberger 2.125% 6/1/23
exercise price $40.00,
expiration date 6/1/23	1,645,000	3,857,524
		11,581,987

(continues)     11

Statement of net assets

Delaware Dividend Income Fund

	Principal
	Amount	Value
Convertible Bonds (continued)
Health Care & Pharmaceuticals – 2.05%
Allergan 1.50% 4/1/26
exercise price $63.33,
expiration date 4/1/26	$600,000	$728,250
#144A 1.50% 4/1/26
exercise price $63.33,
expiration date 4/1/26	1,935,000	2,348,605
Amgen
*0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13	1,680,000	1,572,900
#144A 0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13	775,000	725,594
•Bristol-Myers Squibb
5.194% 9/15/23
exercise price $41.28,
expiration date 9/15/23	1,600,000	1,593,600
CV Therapeutics
3.25% 8/16/13
exercise price $27.00,
expiration date 8/16/13	530,000	431,288
Encysive Pharmaceuticals
2.50% 3/15/12
exercise price $13.95,
expiration date 3/15/12	200,000	101,500
#144A 2.50% 3/15/12
exercise price $13.95,
expiration date 3/15/12	2,000,000	1,015,000
LifePoint Hospitals
3.50% 5/15/14
exercise price $51.79,
expiration date 5/14/14	850,000	777,750
Lincare Holdings
3.00% 6/15/33
exercise price $53.33,
expiration date 6/15/33	2,000,000	1,987,500
Medtronic
1.50% 4/15/11
exercise price $56.08,
expiration date 4/15/11	1,000,000	1,082,500
1.625% 4/15/13
exercise price $56.08,
expiration date 4/15/13	2,000,000	2,172,500
Teva Pharmaceutical Finance
0.25% 2/1/26
exercise price $47.06,
expiration date 2/1/26	1,535,000	1,577,213
*•Wyeth 4.886% 1/15/24
exercise price $60.09,
expiration date 1/15/24	3,000,000	3,204,509
		19,318,709
Leisure, Lodging & Entertainment – 0.38%
#International Game Technology
144A 2.60% 12/15/36
exercise price $61.78,
expiration date 12/15/36	3,490,000	3,555,438
		3,555,438
Real Estate – 1.06%
#General Growth Properties
144A 3.98% 4/15/27
exercise price $88.72,
expiration date 4/15/27	3,590,000	3,100,862
Health Care REIT
4.75% 12/1/26
exercise price $47.82,
expiration date 12/1/26	2,150,000	2,281,688
MeriStar Hospitality
9.50% 4/1/10
exercise price $10.18,
expiration date 4/1/10	1,685,000	1,729,653
*#Weingarten Realty Investors
144A 3.95% 8/1/26
exercise price $49.01,
expiration date 8/1/26	3,000,000	2,887,500
		9,999,703
Retail – 0.62%
Pantry 3.00% 11/15/12
exercise price $50.10,
expiration date 11/15/12	1,755,000	1,612,406
#Saks 144A 2.00% 3/15/24
exercise price $11.97,
expiration date 3/15/24	1,135,000	2,006,113
Sonic Automotive 5.25% 5/7/09
exercise price $46.87,
expiration date 5/7/09	1,000,000	985,000
#United Auto Group 144A
3.50% 4/1/26
exercise price $23.69,
expiration date 4/1/26	1,150,000	1,219,000
		5,822,519
Telecommunications – 1.02%
Amdocs 0.50% 3/15/24
exercise price $43.12,
expiration date 3/15/24	2,000,000	2,040,000
Level 3 Communications
3.50% 6/15/12
exercise price $5.46,
expiration date 6/15/12	2,425,000	2,212,812
*NII Holdings 3.125% 6/15/12
exercise price $118.32,
expiration date 6/15/12	3,435,000	3,048,562
#Nortel Networks 144A
1.75% 4/15/12
exercise price $32.00,
expiration date 4/15/12	845,000	710,856
2.125% 4/15/14
exercise price $32.00,
expiration date 4/15/14	845,000	688,675
Qwest Communications
International 3.50% 11/15/25
exercise price $5.90,
expiration date 11/15/25	750,000	972,188
		9,673,093

12

	Principal
	Amount	Value
Convertible Bonds (continued)
Transportation – 0.36%
*#ExpressJet Holdings 144A
4.25% 8/1/23
exercise price $18.20,
expiration date 8/1/23	$750,000	$721,875
JetBlue Airways
3.50% 7/15/33
exercise price $28.33,
expiration date 7/15/33	1,625,000	1,586,406
3.75% 3/15/35
exercise price $17.10,
expration date 3/15/35	1,195,000	1,060,563
		3,368,844
Utilities – 0.24%
CenterPoint Energy
3.75% 5/15/23
exercise price $11.18,
expiration date 5/15/23	400,000	640,500
#144A 3.75% 5/15/23
exercise price $11.18,
expiration date 5/15/23	1,030,000	1,649,288
		2,289,788
Total Convertible Bonds
(cost $110,104,278)		113,759,325

Corporate Bonds – 18.79%
Basic Industries – 1.87%
*AK Steel 7.75% 6/15/12	915,000	917,288
*#Algoma Acqusition 144A
9.875% 6/15/15	425,000	342,125
Foundation Pennsylvania Coal
7.25% 8/1/14	1,445,000	1,398,037
Freeport McMoRan Copper &
Gold 8.25% 4/1/15	720,000	770,400
Georgia-Pacific
7.70% 6/15/15	685,000	669,588
8.875% 5/15/31	1,365,000	1,330,874
#GTL Trade Finance 144A
7.25% 10/20/17	470,000	481,822
Hexion US Finance
9.75% 11/15/14	1,180,000	1,274,400
*#Ineos Group Holdings 144A
8.50% 2/15/16	700,000	633,500
Lyondell Chemical
8.00% 9/15/14	935,000	1,063,563
8.25% 9/15/16	310,000	365,025
10.50% 6/1/13	100,000	107,500
#MacDermid 144A
9.50% 4/15/17	1,755,000	1,601,437
#Momentive Performance
Materials 144A
9.75% 12/1/14	950,000	885,875
#Norske Skogindustrier 144A
7.125% 10/15/33	175,000	148,794
‡Port Townsend Paper
0.00% 8/15/12	532,800	532,800
Potlatch 13.00% 12/1/09	1,075,000	1,226,502
•#Ryerson 144A
12.574% 11/1/14	675,000	653,063
#Sappi Papier Holding 144A
6.75% 6/15/12	1,460,000	1,441,012
#Steel Dynamics 144A
6.75% 4/1/15	500,000	480,000
7.375% 11/1/12	335,000	334,163
Verso Paper Holdings
9.125% 8/1/14	630,000	629,213
Witco 6.875% 2/1/26	460,000	372,600
		17,659,581
Brokerage – 0.30%
#HUB International Holdings
144A 10.25% 6/15/15	500,000	431,250
LaBranche
9.50% 5/15/09	1,100,000	1,105,500
11.00% 5/15/12	1,310,000	1,300,175
		2,836,925
Capital Goods – 1.17%
*Berry Plastics Holding
8.875% 9/15/14	1,165,000	1,130,050
CPG International I
10.50% 7/1/13	935,000	902,275
*Graham Packaging
9.875% 10/15/14	775,000	714,938
Graphic Packaging International
8.50% 8/15/11	910,000	900,900
*Greenbrier 8.375% 5/15/15	210,000	201,075
*#Hawker Beechcraft Acquisition
144A 9.75% 4/1/17	915,000	926,438
Interface 10.375% 2/1/10	1,130,000	1,189,324
Intertape Polymer
8.50% 8/1/14	825,000	756,938
KB HOME 8.625% 12/15/08	615,000	604,238
Koppers Industries
9.875% 10/15/13	585,000	617,175
•NXP Funding
7.993% 10/15/13	615,000	583,481
*Smurfit-Stone Container
Enterprises 8.00% 3/15/17	1,020,000	984,300
Trimas 9.875% 6/15/12	1,526,000	1,510,739
		11,021,871
Consumer Cyclical – 1.86%
*#Allison Transmission 144A
11.00% 11/1/15	730,000	706,275
#Cardtronics 144A
9.25% 8/15/13	625,000	603,125
*Carrols 9.00% 1/15/13	675,000	626,063
Ford Motor 7.45% 7/16/31	1,510,000	1,147,600

(continues)     13

Statement of net assets

Delaware Dividend Income Fund

	Principal
	Amount	Value
Corporate Bonds (continued)
Consumer Cyclical (continued)
Ford Motor Credit
7.375% 10/28/09	$525,000	$497,283
*7.80% 6/1/12	2,500,000	2,230,087
•7.993% 1/13/12	450,000	392,440
*General Motors
8.375% 7/15/33	2,100,000	1,753,500
*Global Cash Access
8.75% 3/15/12	1,525,000	1,383,938
GMAC
*4.375% 12/10/07	385,000	384,670
•6.119% 5/15/09	1,235,000	1,157,580
6.875% 9/15/11	1,300,000	1,136,717
6.875% 8/28/12	1,150,000	978,603
Lear 8.75% 12/1/16	2,645,000	2,446,624
*Neiman Marcus Group PIK
9.00% 10/15/15	1,145,000	1,196,525
*#Tenneco 144A
8.125% 11/15/15	395,000	395,988
#USI Holdings 144A
9.75% 5/15/15	580,000	487,200
		17,524,218
Consumer Non-Cyclical – 0.94%
ACCO Brands
7.625% 8/15/15	565,000	508,500
American Achievement
8.25% 4/1/12	310,000	303,800
Chiquita Brands International
8.875% 12/1/15	1,290,000	1,193,250
*Constellation Brands
8.125% 1/15/12	910,000	910,000
Cott Beverages
8.00% 12/15/11	915,000	841,800
Jarden 7.50% 5/1/17	1,261,000	1,141,205
National Beef Packing
10.50% 8/1/11	895,000	870,388
Pilgrim’s Pride 8.375% 5/1/17	2,350,000	2,314,749
#Seminole Indian Tribe of
Florida 144A
7.804% 10/1/20	775,000	807,845
		8,891,537
Energy – 2.78%
AmeriGas Partners
7.125% 5/20/16	1,015,000	979,475
Chesapeake Energy
*6.375% 6/15/15	100,000	96,500
6.625% 1/15/16	1,225,000	1,194,375
Compton Petroleum Finance
7.625% 12/1/13	2,030,000	1,908,200
Dynergy Holdings
7.75% 6/1/19	3,170,000	2,868,849
El Paso
6.875% 6/15/14	1,145,000	1,154,083
*7.00% 6/15/17	1,195,000	1,203,568
#El Paso Performance-Linked
Trust 144A 7.75% 7/15/11	525,000	552,421
Energy Partners
9.75% 4/15/14	1,200,000	1,152,000
Ferrellgas Finance Escrow
6.75% 5/1/14	520,000	507,000
Geophysique-Veritas
7.50% 5/15/15	155,000	156,938
7.75% 5/15/17	670,000	676,700
#Hilcorp Energy I 144A
7.75% 11/1/15	1,100,000	1,069,750
9.00% 6/1/16	455,000	466,375
Inergy Finance
6.875% 12/15/14	350,000	339,500
8.25% 3/1/16	200,000	207,500
KCS Energy 7.125% 4/1/12	465,000	449,888
#Key Energy Services 144A
8.375% 12/1/14	720,000	725,400
Kinder Morgan Finance
5.35% 1/5/11	75,000	72,731
Mariner Energy
8.00% 5/15/17	1,175,000	1,116,250
Massey Energy
6.625% 11/15/10	310,000	303,025
6.875% 12/15/13	1,015,000	964,250
#OPTI Canada 144A
7.875% 12/15/14	485,000	475,300
8.25% 12/15/14	200,000	198,000
PetroHawk Energy
9.125% 7/15/13	1,325,000	1,397,875
Plains Exploration &
Production 7.00% 3/15/17	705,000	673,275
Regency Energy Partners
8.375% 12/15/13	844,000	886,200
Seitel 9.75% 2/15/14	1,090,000	948,300
#Stallion Oilfield Services 144A
9.75% 2/1/15	625,000	578,125
Whiting Petroleum
7.25% 5/1/13	935,000	916,300
Williams 7.50% 1/15/31	1,785,000	1,945,650
		26,183,803
Finance & Investments – 0.27%
Leucadia National
8.125% 9/15/15	1,300,000	1,299,999
#Nuveen Investments 144A
10.50% 11/15/15	1,185,000	1,176,113
Unum Group 5.859% 5/15/09	50,000	50,985
		2,527,097
Media – 1.65%
*CCH I Holdings
13.50% 1/15/14	195,000	150,150
Charter Communication
Holdings 13.50% 1/15/11	3,095,000	2,646,224
*Dex Media West
9.875% 8/15/13	995,000	1,036,044

14

	Principal
	Amount	Value
Corporate Bonds (continued)
Media (continued)
Idearc 8.00% 11/15/16	$2,420,000	$2,274,800
*Insight Communications
12.25% 2/15/11	550,000	575,438
Insight Midwest Capital
9.75% 10/1/09	461,000	462,153
Intelsat Bermuda
11.25% 6/15/16	1,145,000	1,190,800
#Lamar Media 144A
6.625% 8/15/15	455,000	434,525
#LBI Media 144A 8.50% 8/1/17	625,000	606,250
Mediacom Capital
9.50% 1/15/13	820,000	766,700
#Quebecor Media 144A
7.75% 3/15/16	1,220,000	1,143,750
#Quebecor World 144A
9.75% 1/15/15	1,295,000	1,036,000
RH Donnelley
8.875% 1/15/16	640,000	608,000
#144A 8.875% 10/15/17	1,440,000	1,364,400
Time Warner Telecom
Holdings 9.25% 2/15/14	660,000	678,150
*#Univision Communications PIK
144A 9.75% 3/15/15	590,000	551,650
		15,525,034
Real Estate – 0.31%
BF Saul REIT 7.50% 3/1/14	1,251,000	1,194,705
Host Marriott 7.125% 11/1/13	1,170,000	1,178,775
Rouse 7.20% 9/15/12	550,000	528,871
		2,902,351
Services Cyclical – 2.54%
Aramark Services
8.50% 2/1/15	1,710,000	1,724,963
Corrections Corporation of
America 7.50% 5/1/11	650,000	661,375
FTI Consulting
7.625% 6/15/13	1,550,000	1,588,750
#Galaxy Entertainment Finance
144A 9.875% 12/15/12	1,550,000	1,635,250
Gaylord Entertainment
8.00% 11/15/13	1,275,000	1,275,000
Harrah’s Operating
6.50% 6/1/16	883,000	672,089
Hertz 8.875% 1/1/14	1,810,000	1,819,050
Kansas City Southern de
Mexico 9.375% 5/1/12	2,025,000	2,146,499
Kansas City Southern Railway
9.50% 10/1/08	600,000	616,500
Majestic Star Casino
9.50% 10/15/10	1,900,000	1,838,250
Mandalay Resort Group
9.375% 2/15/10	1,070,000	1,110,125
9.50% 8/1/08	1,205,000	1,235,125
#Mobile Services Group 144A
9.75% 8/1/14	600,000	549,000
‡Northwest Airlines
10.00% 2/1/09	265,000	11,594
#Penhall International 144A
12.00% 8/1/14	565,000	522,625
#Pokagon Gaming Authority
144A 10.375% 6/15/14	1,880,000	2,021,000
Rental Services 9.50% 12/1/14	1,160,000	1,081,700
Seabulk International
9.50% 8/15/13	469,000	498,899
Station Casinos
6.625% 3/15/18	1,540,000	1,174,250
Wheeling Island Gaming
10.125% 12/15/09	1,755,000	1,763,775
		23,945,819
Services Non-Cyclical – 1.23%
Allied Waste North America
7.375% 4/15/14	625,000	629,688
7.875% 4/15/13	1,170,000	1,208,025
Casella Waste Systems
9.75% 2/1/13	2,010,000	2,060,250
Community Health Systems
8.875% 7/15/15	1,740,000	1,766,100
CRC Health 10.75% 2/1/16	2,350,000	2,479,249
HCA PIK 9.625% 11/15/16	1,655,000	1,725,338
Omnicare 6.875% 12/15/15	1,050,000	971,250
#Universal Hospital Services PIK
144A 8.50% 6/1/15	800,000	804,000
		11,643,900
Technology & Electronics – 0.24%
Freescale Semiconductor
8.875% 12/15/14	1,295,000	1,189,781
Sungard Data Systems
9.125% 8/15/13	845,000	864,013
10.25% 8/15/15	215,000	222,525
		2,276,319
Telecommunications – 2.60%
‡Allegiance Telecom
11.75% 2/15/08	10,000	5,225
American Tower
7.125% 10/15/12	1,150,000	1,173,000
#144A 7.00% 10/15/17	1,135,000	1,160,538
#Broadview Networks Holdings
144A 11.375% 9/1/12	860,000	905,325
•Centennial Communications
10.981% 1/1/13	1,110,000	1,140,525
Citizens Communications
7.125% 3/15/19	1,795,000	1,723,199
Cricket Communications
9.375% 11/1/14	1,335,000	1,248,225
#Digicel 144A 9.25% 9/1/12	1,380,000	1,393,800

(continues)    15

Statement of net assets

Delaware Dividend Income Fund

	Principal
	Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15	$870,000	$835,200
Hughes Network Systems
9.50% 4/15/14	1,685,000	1,706,062
¶Inmarsat Finance
10.375% 11/15/12	1,465,000	1,417,387
Level 3 Financing
9.25% 11/1/14	1,270,000	1,146,175
Lucent Technologies
6.45% 3/15/29	1,144,000	926,640
MetroPCS Wireless
9.25% 11/1/14	1,745,000	1,662,112
•#Nortel Networks 144A
9.493% 7/15/11	1,375,000	1,344,063
NTL Cable 9.125% 8/15/16	770,000	770,000
#PAETEC Holding 144A
9.50% 7/15/15	540,000	538,650
*Qwest 7.50% 10/1/14	1,020,000	1,037,850
Qwest Capital Funding
7.25% 2/15/11	1,255,000	1,245,588
Rural Cellular
9.875% 2/1/10	915,000	953,888
•10.661% 11/1/12	325,000	333,125
Triton PCS 8.50% 6/1/13	630,000	659,925
Windstream 8.125% 8/1/13	1,150,000	1,188,813
		24,515,315
Utilities – 1.03%
AES 7.75% 3/1/14	690,000	681,375
#144A 8.00% 10/15/17	730,000	730,000
‡#Calpine 144A
8.496% 7/15/09	625,600	647,496
Elwood Energy
8.159% 7/5/26	925,958	979,594
Midwest Generation
8.30% 7/2/09	821,737	834,063
Mirant Americas Generation
8.30% 5/1/11	1,460,000	1,463,650
Mirant North America
7.375% 12/31/13	1,195,000	1,203,963
NRG Energy 7.375% 2/1/16	2,180,000	2,141,850
Orion Power Holdings
12.00% 5/1/10	956,000	1,046,820
		9,728,811
Total Corporate Bonds
(cost $182,967,502)		177,182,581

Leveraged Non-Recourse Securities – 0.00%
@#wJPMorgan Fixed Income Pass
Through Trust 2007 144A
8.845% 1/15/87	1,300,000	0

	Number of
	Shares
@#wMerrill Lynch Preferred Pass
Through Trust 2007 144A	40,000	400
Total Leveraged Non-Recourse Securities
(cost $2,164,837)		400

Exchange Traded Fund – 0.09%
*iShares Dow Jones U.S. Real
Estate Index Fund	12,300	861,861
Total Exchange Traded Fund
(cost $874,940)		861,861

Preferred Stock – 0.36%
Leisure, Lodging & Entertainment – 0.04%
Red Lion Hotels Capital
Trust 9.50%	17,479	429,983
		429,983
Real Estate – 0.32%
Equity Inns Series B 8.75%	21,700	402,806
SL Green Realty 7.625%	108,900	2,599,444
		3,002,250
Total Preferred Stock
(cost $3,741,803)		3,432,233

Residual Interest Trust Certificate – 0.05%
@#wFreddie Mac Auction Pass
Through Trust 144A	1,000,000	459,700
Total Residual Interest Trust Certificate
(cost $1,088,378)		459,700

Warrant – 0.00%
†#Solutia 144A,
exercise price $7.59,
expiration date 7/15/09	12	0
Total Warrant
(cost $1,021)		0

	Principal
	Amount
« Senior Secured Loans – 3.44%
AlixPartners 0.00% 10/12/13	$595,000	582,356
ALLTEL 7.69% 12/21/14	630,000	601,650
Aramark
7.08% 1/26/14	1,401,406	1,333,088
7.485% 1/26/14	98,594	93,911
Bausch & Lomb 8.34% 4/11/15	780,000	776,929
BNY ConvergEx Group
7.39% 9/29/13	1,050,000	1,022,438
Building Materials
8.256% 2/22/14	1,350,397	1,155,156
Coffeyville Resources
Credit Linked
5.26% 12/28/10	122,133	117,858
8.365% 12/28/13	398,317	386,865

16

	Principal
	Amount	Value
« Senior Secured Loans (continued)
Community Health Systems
7.61% 7/2/14	$2,387,510	$2,293,287
7.61% 8/25/14	62,490	60,024
Dynegy Holdings
7.28% 4/2/13	1,235,000	1,162,450
Energy Futures Holdings
7.565% 10/10/14	2,730,000	2,676,259
8.39% 10/10/14	2,155,000	2,113,258
Ford Motor 8.36% 11/29/13	768,190	717,470
Freescale Semiconductor
7.37% 12/1/13	1,047,362	980,320
General Motors
7.745% 11/17/13	496,250	469,810
Goodyear Tire & Rubber
7.47% 4/30/14	550,000	517,000
HCA 7.12% 11/18/13	1,170,000	1,124,563
Idearc 7.35% 11/1/14	299,246	286,965
Jarden 7.67% 1/24/12	683,244	656,768
MacDermid 7.45% 4/12/14	511,003	500,783
Michaels Stores
7.625% 10/11/13	1,267,720	1,167,494
NE Energy 7.87% 11/1/13	245,528	233,099
Selector Remedy
8.36% 7/31/14	1,000,000	880,000
Spirit Finance 8.36% 5/23/13	550,000	488,584
Surgical Care Affiliates
8.31% 12/29/14	498,750	458,850
Talecris Biotherapeutics 2nd Lien
11.85% 12/6/14	780,000	776,100
Telesat Canada 9.00% 2/14/08	1,500,000	1,455,000
Time Warner Telecom Holdings
7.62% 1/7/13	645,000	620,813
Travelport 8.13% 8/1/13	632,446	602,142
Tribune 8.698% 5/30/14	375,000	327,000
Univision Communications
7.60% 9/15/14	1,350,000	1,244,410
US Airways Group
8.05% 3/23/14	225,000	210,468
USI Holdings 8.11% 5/4/14	997,500	951,366
Venetian Macau
7.10% 5/26/13	1,500,000	1,440,000
Windstream Term Loan B
8.36% 7/17/13	1,995,000	1,955,928
Total Senior Secured Loans
(cost $33,676,158)		32,440,462

≠Discount Note – 3.24%
Federal Home Loan Bank
3.801% 12/3/07	30,571,648	30,565,194
Total Discount Note
(cost $30,565,194)		30,565,194

Total Value of Securities Before
Securities Lending Collateral – 98.55%
(cost $933,409,746)		929,536,712

	Number of
	Shares
Securities Lending Collateral** – 12.57%
Investment Companies
Mellon GSL DBT II
Collateral Fund	118,532,455	118,532,455
Total Securities Lending Collateral
(cost $118,532,455)		118,532,455

Total Value of Securities – 111.12%
(cost $1,051,942,201)		1,048,069,167 ©
Obligation to Return Securities
Lending Collateral** – (12.57%)		(118,532,455)
Receivables and Other Assets
Net of Liabilities – 1.45%		13,704,721
Net Assets Applicable to 78,426,520
Shares Outstanding – 100.00%		$943,241,433

Net Asset Value – Delaware Dividend Income Fund
Class A ($450,619,791 / 37,460,221 Shares)		$12.03
Net Asset Value – Delaware Dividend Income Fund
Class B ($78,234,993 / 6,507,355 Shares)		$12.02
Net Asset Value – Delaware Dividend Income Fund
Class C ($402,782,001 / 33,494,247 Shares)		$12.03
Net Asset Value – Delaware Dividend Income Fund
Class R ($6,220,247 / 517,343 Shares)		$12.02
Net Asset Value – Delaware Dividend Income Fund
Institutional Class ($5,384,401 / 447,354 Shares)		$12.04

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$925,408,861
Undistributed net investment income		7,228,971
Accumulated net realized gain on investments		14,476,635
Net unrealized depreciation of investments		(3,873,034)
Total net assets		$943,241,433

†	Non-income producing security for the year ended November 30, 2007.

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of November 30, 2007.

≠	The rate shown is the effective yield at the time of purchase.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

w

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Õ

Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which  may limit its liquidity. At November 30, 2007, the aggregate amount of the restricted security equaled $692,640, which represented 0.07% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

(continues)     17

Statement of net assets

Delaware Dividend Income Fund

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2007, the aggregate amount of Rule 144A securities equaled $74,658,445, which represented 7.92% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

@

Illiquid security. At November 30, 2007, the aggregate amount of illiquid securities equaled $1,152,740, which represented 0.12% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2007, the aggregate amount of fair valued securities equaled $692,640, which represented 0.07% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 9 in “Notes to financial statements.”

©	Includes $115,005,495 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware Dividend Income Fund
Net asset value Class A (A)	$12.03
Sales charge (5.75% of offering price) (B)	0.73
Offering price	$12.76

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

18

Statement of operations

Delaware Dividend Income Fund

Year Ended November 30, 2007

Investment Income:
Dividends	$19,973,289
Interest	24,450,165
Security lending	216,536	$44,639,990

Expenses:
Management fees	6,066,049
Distribution expenses – Class A	1,469,460
Distribution expenses – Class B	858,147
Distribution expenses – Class C	3,883,005
Distribution expenses – Class R	37,148
Dividend disbursing and transfer agent fees and expenses	1,429,843
Accounting and administration expenses	388,508
Reports and statements to shareholders	167,932
Legal fees	120,676
Audit and taxes	69,605
Registration fees	59,645
Trustees’ fees and benefits	45,817
Insurance fees	25,986
Custodian fees	16,099
Consulting fees	15,612
Pricing fees	11,520
Trustees’ expenses	5,029
Dues and services	4,469
Taxes (other than taxes on income)	3,734	14,678,284
Less expenses absorbed or waived		(1,128,053)
Less waived distribution expenses – Class A		(243,619)
Less waived distribution expenses – Class R		(6,156)
Less expense paid indirectly		(9,350)
Total operating expenses		13,291,106
Net Investment Income		31,348,884

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments		30,838,554
Swap contracts		(50,053)
Net realized gain		30,788,501
Net change in unrealized appreciation/depreciation of investments		(83,487,127)
Net Realized and Unrealized Loss on Investments		(52,698,626)

Net Decrease in Net Assets Resulting from Operations		$(21,349,742)

See accompanying notes

19

Statements of changes in net assets

Delaware Dividend Income Fund

	Year Ended
	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,348,884	$19,552,268
Net realized gain on investments	30,788,501	7,715,241
Net change in unrealized appreciation/depreciation of investments	(83,487,127)	74,465,702
Net increase (decrease) in net assets resulting from operations	(21,349,742)	101,733,211

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(16,059,869)	(12,346,220)
Class B	(2,196,802)	(2,012,242)
Class C	(9,685,778)	(6,099,994)
Class R	(195,835)	(102,054)
Institutional Class	(167,153)	(51,228)

Net realized gain on investments:
Class A	(1,953,956)	(1,682,444)
Class B	(378,723)	(342,772)
Class C	(1,353,820)	(981,242)
Class R	(26,721)	(8,517)
Institutional Class	(13,824)	(5,576)
	(32,032,481)	(23,632,289)
Capital Share Transactions:
Proceeds from shares sold:
Class A	251,940,325	133,284,524
Class B	19,193,290	21,478,794
Class C	217,432,584	105,550,977
Class R	7,282,256	2,559,798
Institutional Class	6,330,417	1,573,726

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,895,633	10,288,514
Class B	2,123,967	1,934,390
Class C	9,394,214	5,828,929
Class R	222,556	110,569
Institutional Class	148,975	52,127
	527,964,217	282,662,348

Cost of shares repurchased:
Class A	(188,208,309)	(72,655,974)
Class B	(16,879,537)	(11,934,293)
Class C	(69,641,978)	(34,751,604)
Class R	(5,325,318)	(307,016)
Institutional Class	(3,371,741)	(123,737)
	(283,426,883)	(119,772,624)
Increase in net assets derived from capital share transactions	244,537,334	162,889,724
Net Increase in Net Assets	191,155,111	240,990,646

Net Assets:
Beginning of year	752,086,322	511,095,676
End of year (including undistributed net investment
income of $7,228,971 and $3,893,574, respectively)	$943,241,433	$752,086,322

See accompanying notes

20

Financial highlights

Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$12.590	$11.140	$11.050	$10.210	$ 9.030

Income (loss) from investment operations:
Net investment income[1]	0.456	0.422	0.450	0.345	0.450
Net realized and unrealized gain (loss) on investments	(0.529)	1.551	0.081	0.891	1.213
Total from investment operations	(0.073)	1.973	0.531	1.236	1.663

Less dividends and distributions from:
Net investment income	(0.426)	(0.457)	(0.360)	(0.362)	(0.483)
Net realized gain on investments	(0.061)	(0.066)	(0.081)	(0.034)	—
Total dividends and distributions	(0.487)	(0.523)	(0.441)	(0.396)	(0.483)

Net asset value, end of period	$12.030	$12.590	$11.140	$11.050	$10.210

Total return[2]	(0.72% )	18.34%	4.89%	12.38%	19.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$450,620	$398,124	$285,159	$105,253	$5,821
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.00%	0.79%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.17%	1.23%	1.27%	1.32%	2.05%
Ratio of net investment income to average net assets	3.60%	3.64%	4.05%	3.26%	4.69%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.43%	3.42%	3.78%	2.94%	3.43%
Portfolio turnover	52%	51%	85%	95%	212%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     21

Financial highlights

Delaware Dividend Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

					10/1/03	[1]
	Year Ended				to
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$12.580	$11.130	$11.040	$10.200	$ 9.950

Income (loss) from investment operations:
Net investment income[2]	0.360	0.335	0.367	0.267	0.051
Net realized and unrealized gain (loss) on investments	(0.528)	1.552	0.079	0.889	0.199
Total from investment operations	(0.168)	1.887	0.446	1.156	0.250

Less dividends and distributions from:
Net investment income	(0.331)	(0.371)	(0.275)	(0.282)	—
Net realized gain on investments	(0.061)	(0.066)	(0.081)	(0.034)	—
Total dividends and distributions	(0.392)	(0.437)	(0.356)	(0.316)	—

Net asset value, end of period	$12.020	$12.580	$11.130	$11.040	$10.200

Total return[3]	(1.38% )	17.46%	4.09%	11.54%	2.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,235	$77,757	$57,904	$32,165	$2,125
Ratio of expenses to average net assets	1.75%	1.76%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.87%	1.93%	1.97%	2.02%	4.10%
Ratio of net investment income to average net assets	2.85%	2.89%	3.30%	2.51%	3.65%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.73%	2.72%	3.08%	2.25%	1.30%
Portfolio turnover	52%	51%	85%	95%	212%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

22

Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

					10/1/03	[1]
	Year Ended				to
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$12.580	$11.130	$11.040	$10.200	$ 9.950

Income (loss) from investment operations:
Net investment income[2]	0.360	0.335	0.367	0.267	0.051
Net realized and unrealized gain (loss) on investments	(0.518)	1.552	0.079	0.889	0.199
Total from investment operations	(0.158)	1.887	0.446	1.156	0.250

Less dividends and distributions from:
Net investment income	(0.331)	(0.371)	(0.275)	(0.282)	—
Net realized gain on investments	(0.061)	(0.066)	(0.081)	(0.034)	—
Total dividends and distributions	(0.392)	(0.437)	(0.356)	(0.316)	—

Net asset value, end of period	$12.030	$12.580	$11.130	$11.040	$10.200

Total return[3]	(1.38% )	17.46%	4.09%	11.53%	2.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$402,782	$269,274	$165,663	$82,083	$4,341
Ratio of expenses to average net assets	1.75%	1.76%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.87%	1.93%	1.97%	2.02%	4.10%
Ratio of net investment income to average net assets	2.85%	2.89%	3.30%	2.52%	3.65%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.73%	2.72%	3.08%	2.25%	1.30%
Portfolio turnover	52%	51%	85%	95%	212%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     23

Financial highlights

Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					10/1/03	[1]
	Year Ended				to
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$12.580	$11.130	$11.040	$10.220	$ 9.950

Income (loss) from investment operations:
Net investment income[2]	0.424	0.394	0.416	0.308	0.056
Net realized and unrealized gain (loss) on investments	(0.528)	1.551	0.078	0.879	0.214
Total from investment operations	(0.104)	1.945	0.494	1.187	0.270

Less dividends and distributions from:
Net investment income	(0.395)	(0.429)	(0.323)	(0.333)	—
Net realized gain on investments	(0.061)	(0.066)	(0.081)	(0.034)	—
Total dividends and distributions	(0.456)	(0.495)	(0.404)	(0.367)	—

Net asset value, end of period	$12.020	$12.580	$11.130	$11.040	$10.220

Total return[3]	(0.88% )	18.06%	4.55%	11.86%	2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,220	$4,275	$1,429	$373	$3
Ratio of expenses to average net assets	1.25%	1.26%	1.30%	1.35%	1.35%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.47%	1.53%	1.57%	1.62%	3.70%
Ratio of net investment income to average net assets	3.35%	3.39%	3.75%	2.89%	4.05%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.13%	3.12%	3.48%	2.62%	1.70%
Portfolio turnover	52%	51%	85%	95%	212%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$12.600	$11.140	$11.050	$10.220	$ 9.030

Income (loss) from investment operations:
Net investment income[1]	0.488	0.452	0.477	0.371	0.453
Net realized and unrealized gain (loss) on investments	(0.528)	1.559	0.082	0.882	1.220
Total from investment operations	(0.040)	2.011	0.559	1.253	1.673

Less dividends and distributions from:
Net investment income	(0.459)	(0.485)	(0.388)	(0.389)	(0.483)
Net realized gain on investments	(0.061)	(0.066)	(0.081)	(0.034)	—
Total dividends and distributions	(0.520)	(0.551)	(0.469)	(0.423)	(0.483)

Net asset value, end of period	$12.040	$12.600	$11.140	$11.050	$10.220

Total return[2]	(0.46% )	18.72%	5.16%	12.55%	19.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,384	$2,656	$941	$102	$3,879
Ratio of expenses to average net assets	0.75%	0.76%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.87%	0.93%	0.97%	1.02%	1.75%
Ratio of net investment income to average net assets	3.85%	3.89%	4.30%	3.49%	4.73%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.73%	3.72%	4.08%	3.22%	3.73%
Portfolio turnover	52%	51%	85%	95%	212%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Dividend Income Fund

November 30, 2007

Delaware Group Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, total return swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2007, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $12,025 for the year ended November 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including but not limited to those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 0.75% of average daily net assets through March 31, 2008.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended November 30, 2007, the Fund was charged $330,581 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through March 31, 2008 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$348,154
Dividend disbursing, transfer agent fees
and other expenses payable to DSC	135,061
Distribution fees payable to DDLP	494,874
Other expenses payable to DMC and affiliates*	51,258

*

DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2007, the Fund was charged $50,761 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2007, DDLP earned $552,545 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2007, DDLP received gross CDSC commissions of $397, $125,564 and $63,715 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustees’ retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

(continues)     27

Notes to financial statements

Delaware Dividend Income Fund

3. Investments

For the year ended November 30, 2007, the Fund made purchases of $709,120,955 and sales of $470,651,574 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $1,052,047,283. At November 30, 2007, the net unrealized depreciation was $3,978,116, of which $65,959,196 related to unrealized appreciation of investments and $69,937,312 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Year Ended
	11/30/07	11/30/06
Ordinary income	$28,305,437	$21,284,131
Long-term capital gain	3,727,044	2,348,158
Total	$32,032,481	$23,632,289

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$925,408,861
Undistributed ordinary income	9,455,136
Undistributed long-term capital gain	25,820,971
Capital loss carryforwards as of 11/30/07*	(11,239,254)
Other temporary differences	(2,226,165)
Unrealized depreciation of investments	(3,978,116)
Net assets	$943,241,433

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with the Lincoln National Convertible Securities Fund in 2005.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, passive foreign investment companies (PFICS), tax treatment of market discount and premium on debt instruments, and contingent payment debt instruments.

The undistributed earnings for the Delaware Dividend Income Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to, credit default swaps (CDS) contracts, PFICS, and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$ 291,950
Accumulated net realized gain	(291,950)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Fund utilized $3,746,418 in 2007. Capital loss carryforwards remaining at November 30, 2007 will expire as follows: $3,174,810 expires in 2009 and $8,064,444 expires in 2010. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/07	11/30/06
Shares sold:
Class A	19,661,015	11,418,053
Class B	1,495,433	1,845,212
Class C	16,931,359	9,016,333
Class R	578,113	228,242
Institutional Class	491,799	132,589

Shares issued upon reinvestment of
dividends and distributions:
Class A	1,097,573	909,798
Class B	167,811	171,290
Class C	741,787	515,139
Class R	17,602	9,703
Institutional Class	11,771	4,596
	41,194,263	24,250,955
Shares repurchased:
Class A	(14,928,573)	(6,305,076)
Class B	(1,336,512)	(1,038,106)
Class C	(5,577,210)	(3,013,453)
Class R	(418,141)	(26,556)
Institutional Class	(267,061)	(10,828)
	(22,527,497)	(10,394,019)
Net increase	18,666,766	13,856,936

For the years ended November 30, 2007 and 2006, 211,527 Class B shares were converted to 211,278 Class A shares valued at $2,703,112 and 136,491 Class B shares were converted to 136,372 Class A shares valued at $1,573,078, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2007, or at any time during the year then ended.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of net assets. There were no open swap contracts at November 30, 2007.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

(continues)     29

Notes to financial statements

Delaware Dividend Income Fund

9. Securities Lending (continued)

At November 30, 2007, the market value of securities on loan was $115,005,495, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and/or Baa or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Illiquid and Rule 144A securities have been identified on the Statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Termination of New Share Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because a Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Change in Custodian

On August 2, 2007, Mellon Bank, One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

14. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
12%	88%	100%	35%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on percentage of ordinary income distributions.

[1] Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

*For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $11,843,033 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

For the fiscal year ended November 30, 2007, certain interest income paid by the Fund, determined to be Qualified Interest Income, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2007, the Fund has designated maximum distributions of Qualified Interest Income of $17,492,338.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V – Delaware Dividend Income Fund

We have audited the accompanying statement of net assets of Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware Dividend Income Fund

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager,
Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader — Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of The CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

July 31, 1948			Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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(2611)	Printed in the USA
AR-129 [11/07] CGI 1/08	MF-07-12-016 PO12520

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Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

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     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $89,800 for the fiscal year ended November 30, 2007.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

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     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $70,200 for the fiscal year ended November 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

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     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $34,650 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,700 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2006.

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     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued
in connection with securities offerings (e.g., comfort letters for closed-end Fund	up to $10,000 per Fund
offerings, consents), and assistance in responding to SEC comment letters

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit services”
rather than “audit-related services”)

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting
on statutory, regulatory or administrative developments, evaluation of Funds’ tax	up to $25,000 in the aggregate
compliance function, etc.)

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

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Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and	up to $10,000 in the aggregate
assistance in responding to SEC comment letters

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $289,012 and $272,920 for the registrant’s fiscal years ended November 30, 2007 and November 30, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

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Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP EQUITY FUNDS V

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 7, 2008

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